                                              Securities Act File No.
                                                                      ----------

    As filed with the Securities and Exchange Commission on February 9, 2004


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [x]
                           Pre-Effective Amendment No. [ ]
                          Post-Effective Amendment No. [ ]

                                IDEX Mutual Funds
               (Exact Name of Registrant as Specified in Charter)

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 851-9777
                  (Registrant's Area Code and Telephone Number)

                              John K. Carter, Esq.
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

                                IDEX Mutual Funds
                     (Name and Address of Agent for Service)



Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on March 10, 2004 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Pursuant to Rule 429 under the Securities Act of 1933, this registration statement relates to shares of beneficial interest previously registered on Form N-1A (File No. 33-02659).

                                IDEX Mutual Funds
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                  888/233-4339

                                                                  March 10, 2004

Dear Shareholder:

Your Board of Trustees has called a special meeting of shareholders of IDEX PBHG Mid Cap Growth ("Acquired Fund"), to be held at 3:00 p.m., local time, on April 23, 2004, at the offices of IDEX Mutual Funds ("IDEX"), 570 Carillon Parkway, St. Petersburg, Florida 33716, or any adjournment(s) thereof (the "Special Meeting").

The Board of Trustees of IDEX (the "Board") has approved a reorganization of the Acquired Fund into IDEX Transamerica Growth Opportunities ("Acquiring Fund"), also a series of IDEX (the "Reorganization"). AEGON/Transamerica Fund Advisers, Inc. serves as investment adviser to both the Acquired and the Acquiring Funds. Pilgrim Baxter & Associates, Ltd. serves as sub-adviser to the Acquired Fund, and Transamerica Investment Management, LLC serves as sub-adviser to the Acquiring Fund. The Acquired Fund has investment objectives and policies that are similar in many respects to those of the Acquiring Fund. The Reorganization is expected to result in operating expenses that are lower for shareholders of the Acquired Fund. On March 1, 2004, Acquiring Fund will be renamed TA IDEX Transamerica Growth Opportunities.

You are asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed Reorganization and compares the policies and expenses of the Funds for your evaluation.

After careful consideration, the Board unanimously approved this proposal with respect to the Acquired Fund and recommends that shareholders vote "FOR" the proposal.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We urge you to vote your shares by completing and returning the enclosed proxy card, in the envelope provided, or vote by Internet, facsimile or telephone, at your earliest convenience.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN 3:00 P.M. ON APRIL 23, 2004.

ALAMO Direct, a professional solicitation firm, will assist you in the voting process. As the date of the Special Meeting approaches, you may receive a telephone call from ALAMO reminding you to exercise your right to vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                         Sincerely,

                                         Brian C. Scott
                                         President and Chief Executive Officer

                                IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                 (888) 233-4339

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                            IDEX PBHG MID CAP GROWTH

                          TO BE HELD ON APRIL 23, 2004


To the Shareholders:

A special meeting of shareholders of IDEX PBHG Mid Cap Growth is scheduled for April 23, 2004 at 3:00 p.m., local time, at 570 Carillon Parkway, St. Petersburg, Florida 33716, or as adjourned from time-to-time (the "Special Meeting").

At the Special Meeting, you will be asked to consider the following proposals:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of IDEX PBHG Mid Cap Growth (the "Acquired Fund") by IDEX Transamerica Growth Opportunities (the "Acquiring Fund") solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund; and

2. To transact such other business, that may properly come before the Special Meeting.

Shareholders of record at the close of business on February 27, 2004 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. You are cordially invited to attend the Special Meeting. Shareholders who do not expect to attend the Special Meeting in person are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone, facsimile or the Internet, so you may choose to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to IDEX, or by voting in person at the Special Meeting.

                                          By Order of the Board of Trustees

                                          John K. Carter
                                          Senior Vice President, Secretary &
                                          General Counsel
March 10, 2004

                                TABLE OF CONTENTS



INTRODUCTION...................................................................1
SUMMARY........................................................................2
   The Proposed Reorganization.................................................2
   Comparison of Investment Objectives, Strategies and Management..............2
   Comparison of Principal Risks Involved in Investing in the Funds............3
INVESTMENT STRATEGIES AND RISKS................................................4
   Principal Investment Strategies.............................................4
   Comparison of Portfolio Characteristics.....................................5
   Relative Performance........................................................5
   Securities and Investment Techniques........................................5
COMPARISONS OF FEES AND EXPENSES...............................................6
   Operating Expenses..........................................................6
   Example.....................................................................7
ADDITIONAL INFORMATION ABOUT ACQUIRING FUND....................................9
   Investment Adviser and Sub-Adviser..........................................9
   Investment Personnel.......................................................10
   Performance of the Acquiring Fund..........................................10
INFORMATION ABOUT THE REORGANIZATION..........................................11
   The Reorganization Plan....................................................11
   Reasons for the Reorganization.............................................11
   Board Considerations.......................................................11
   Tax Considerations.........................................................12
   Expenses of the Reorganization.............................................12
ADDITIONAL INFORMATION ABOUT THE FUNDS........................................12
   Form of Organization.......................................................12
   Dividends and Other Distributions..........................................12
   Capitalization.............................................................12
GENERAL INFORMATION...........................................................13
   Solicitation of Proxies....................................................13
   Voting Rights..............................................................14
   Other Matters to Come Before the Meeting...................................14
   Shareholder Proposals......................................................14
   Information about the Funds................................................15
MORE INFORMATION REGARDING ACQUIRING FUND.....................................16
APPENDIX A...................................................................A-1
APPENDIX B...................................................................B-1
APPENDIX C...................................................................C-1

                           PROXY STATEMENT/PROSPECTUS

                                IDEX MUTUAL FUNDS
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                                 (888) 233-4339

INTRODUCTION

This Proxy Statement/Prospectus provides you with information about the proposed transfer of all of the assets and liabilities of IDEX PBHG Mid Cap Growth (the "Acquired Fund"), a series of IDEX Mutual Funds ("IDEX"), to IDEX Transamerica Growth Opportunities (the "Acquiring Fund"), also a series of IDEX Mutual Funds, solely in exchange for shares of the Acquiring Fund (the "Reorganization"). Following the transfer of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Acquired Fund will distribute to you your portion of the shares of the Acquiring Fund it receives in the Reorganization. You will receive Class A, B, C, L or M shares of the Acquiring Fund having an aggregate value equal to the aggregate value of that class of shares of the Acquired Fund held by you immediately prior to the Reorganization. Following the Reorganization, the Acquired Fund will liquidate.

This Proxy Statement/Prospectus solicits your vote in connection with a special meeting of shareholders, to be held on April 23, 2004, at which Acquired Fund shareholders will vote on the Agreement and Plan of Reorganization ("Reorganization Plan") through which these transactions will be accomplished. Because you, as a shareholder of the Acquired Fund, are being asked to approve a transaction that will result in your holding shares of the Acquiring Fund, this document also serves as a prospectus for the Acquiring Fund, whose investment objective is to maximize long-term growth.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Fund that you should know before investing. A Statement of Additional Information ("SAI") dated March 10, 2004 relating to this Proxy Statement/Prospectus and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the IDEX Prospectus and Statement of Additional Information dated March 1, 2003, each of which is incorporated herein by reference and is available, without charge, by calling (888) 233-4339. The IDEX annual report relating to the Funds, dated October 31, 2003 is incorporated herein by reference, and is available, without charge, by calling (888) 233-4339.

You may also obtain proxy materials, reports and other information filed by either Fund from the SEC's Public Reference Section (1-202-942-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

The SEC has not approved or disapproved these securities, or determined that this proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Date:  March 10, 2004

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the IDEX Prospectus and the Reorganization Plan, a copy of which is attached hereto as Appendix A.

THE PROPOSED REORGANIZATION -- On December 2, 2003, the Board of Trustees of IDEX approved the Reorganization Plan with respect to each of the Funds. Subject to approval of the Acquired Fund shareholders, the Reorganization Plan provides for:

- the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund;

- the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

- the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

-        the complete liquidation of the Acquired Fund as a series of IDEX.

The Reorganization is expected to be effective immediately after the close of business on April 30, 2004, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. Each shareholder will hold, immediately after the Closing, shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Fund held by that shareholder as of the close of business on the day of the Closing.

The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having two mutual funds within the same family of funds that are similar in many respects, as well as to assist in achieving economies of scale. Shareholders in the Acquired Fund are expected to benefit from the larger asset base and the termination of this duplication that will result from the Reorganization.

Approval of the Reorganization Plan with respect to the Acquired Fund requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund. In the event that the shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund will continue to operate as a separate entity, and the IDEX Board of Trustees will determine what further action, if any, to take.

AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF IDEX MUTUAL FUNDS UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

In considering whether to approve the Reorganization, you should note that:

- As described below, the Acquired Fund has investment objectives and policies that are similar in many respects to the investment objectives and policies of the Acquiring Fund.

- The Funds have the same investment adviser, AEGON/Transamerica Fund Advisers, Inc. (the "Investment Adviser"), 570 Carillon Parkway, St. Petersburg, Florida 33716.

- The proposed Reorganization offers potential reductions in total operating expenses for shareholders of each of the Funds.

- The purchase and redemption provisions for the Funds are the same. For additional information on purchase and redemption provisions see "Comparison of Fees and Expenses" and "More Information Regarding the Acquiring Fund."

- The Funds expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of either Fund will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization - Tax Considerations."

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND MANAGEMENT - The investment objectives and principal investment strategies of the Funds are similar in many respects. The Funds' principal investment strategies and policies are described in more detail below. There can be no assurance that either Fund will achieve its stated objective.

                                                ACQUIRED FUND                                ACQUIRING FUND

  INVESTMENT OBJECTIVE                    Seeks capital appreciation.                   Maximize long-term growth.

PRINCIPAL STRATEGIES AND POLICIES       The Acquired Fund seeks to achieve its        Under normal market conditions, the
                                         investment objective by investing at         Acquiring Fund generally invests at
                                         least 80% of the Fund's total assets          least 65% of its total assets in a
                                        (under normal market conditions) in a           diversified portfolio of equity
                                       portfolio of growth securities, such as           securities issued by small and
                                          common stocks, of small and medium           medium-sized companies (defined as
                                           sized companies. Those companies               those companies whose market
                                         usually have market capitalizations         capitalization or annual revenues are
                                        similar to the market capitalizations         no more than $5 billion at the time
                                        of the Russell Mid Cap Growth Index at                   of purchase).
                                               the time of investment.

       INVESTMENT ADVISER               AEGON/Transamerica Fund Advisers, Inc.       AEGON/Transamerica Fund Advisers, Inc.

           SUB-ADVISER                    Pilgrim Baxter & Associates, Ltd.           Transamerica Investment Management,
                                                  ("Pilgrim Baxter")                                  LLC
                                                                                                    ("TIM")

       PORTFOLIO MANAGERS              Michael S. Sutton, JD, CFA and Peter J.          Christopher J. Bonavico, CFA and
                                                    Niedland, CFA                            Kenneth F. Broad, CFA

COMPARISON OF PRINCIPAL RISKS INVOLVED IN INVESTING IN THE FUNDS -- Because the Funds have investment objectives and policies that are similar in many respects, the principal risks of an investment in the Funds also are similar in many respects, although there are certain differences. Similarities include, among others:

-        Each Fund primarily invests in equity securities such as common stock.
         This type of investment involves risks. While equity securities have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the securities a Fund holds fluctuate in price, the value of your investments in a Fund fluctuates.

- Each Fund invests in small or medium sized companies. These companies present additional risks, in comparison to large companies, because their earnings may be less predictable, their share price more volatile, and their securities less liquid that larger, more established companies.

- Each Fund may invest in cash or cash equivalent for temporary defensive purposes when adverse market conditions exist (which is inconsistent with the Funds' principal investment strategies). Under these circumstances, the Funds may be unable to achieve their investment objective.

Differences include, among others:

- Contrary to the Acquired Fund, the Acquiring Fund invests in convertible securities, warrants and rights. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with many debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock. Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES--

The investment strategies, restrictions and risks of the Funds are similar in many respects, although there are certain differences. There can be no assurance that either Fund will achieve its stated objective.

ACQUIRED FUND

- The Acquired Fund's investment sub-adviser, Pilgrim Baxter, seeks to achieve the Fund's objective by investing the Fund's assets principally in common stock. Under normal market conditions, the Acquired Fund invests at least 80% of its total assets in growth securities, such as common stocks of small and medium sized companies.

- Companies selected for the Acquired Fund's portfolio have market capitalizations similar to the market capitalization of the companies in the Russell Mid Cap Growth Index ("Russell MCG"). More particularly, Pilgrim Baxter focuses on growth securities issued by companies whose market capitalizations or annual revenues are between $500 million and $10 billion. Pilgrim Baxter invests in companies that it believes have strong business momentum, earnings growth and capital appreciation potential.

- Pilgrim Baxter uses its own fundamental research computer models and proprietary measures of growth and business momentum in managing the Acquired Fund. Pilgrim Baxter's decision to sell a stock depends on many factors. Generally speaking, Pilgrim Baxter considers selling a stock when there is deterioration in its business momentum or a failure to achieve expected earnings.

ACQUIRING FUND

- The Acquiring Fund pursues its objective by investing principally in equity securities, such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium sized companies.

- Acquiring Fund's sub-adviser, TIM, uses a "bottom up" approach to investing and builds the Acquiring Fund's portfolio one company at a time. TIM generally invests at least 65% of the Fund's assets in a diversified portfolio of equity securities of small to medium sized companies whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

- TIM selects securities that are issued by U.S. companies which, in its opinion, show strong potential for steady growth and high barriers to competition. TIM believes that companies with smaller and medium sized capitalization levels are less actively followed by security analysts and may therefore be undervalued, providing strong opportunities for a rise in value. TIM believes in long-term investment and does not attempt to time the market. Each company in which the Acquiring Fund invests passes through a rigorous research process and stands on its own merits as a premier company.

- While the Acquiring Fund invests principally in equity securities, the Fund may, to a lesser extent, invest in debt securities and other securities or investment strategies in pursuit of its investment objective. The Acquiring Fund may also invest in rights, warrants, and convertible securities.

- The Acquiring Fund may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the Fund's principal investment strategies). To the extent it invests in these securities, the Fund may not be able to achieve its investment objective.

COMPARISON OF PORTFOLIO CHARACTERISTICS -- The following tables compare certain characteristics of the portfolios of the Funds as of October 31, 2003:

                                            ACQUIRING FUND        ACQUIRED FUND
Net Assets (thousands)                         $219,503              $68,032
Number of Holdings                                   22                   97
Portfolio Turnover Rate                              97%                 229%
As a percentage of net assets:
Common Stocks                                      89.0%                98.3%
Security Lending Collateral                        11.1%                19.3%
Liabilities in excess of other assets              (0.1)%              (17.6)%
                                                  100.0%               100.0%

                     TOP 10 HOLDINGS (AS A % OF NET ASSETS)

                          ACQUIRING FUND

SkillSoft PLC - ADR                                      6.3%
ServiceMaster Company (The)                              5.2%
DeVRY Inc                                                5.2%
Techne Corporation                                       5.2%
Expeditors International of Washington, Inc.             4.8%
GTECH Holdings Corporation                               4.8%
Weight Watchers International, Inc.                      4.6%
EOG Resources, Inc.                                      4.6%
C.H. Robinson Worldwide, Inc.                            4.6%
Financial Federal Corporation                            4.5%

                         ACQUIRED FUND

Career Education Corporation                             2.8%
Symantec Corporation                                     2.7%
Corporate Executive Board Company (The)                  2.5%
Adobe Systems Incorporated                               2.5%
Marvell Technology Group Ltd.                            2.3%

Corinthian Colleges, Inc.                                2.1%
New York Community Bancorp, Inc.                         2.1%
PeopleSoft, Inc.                                         2.0%
Cray Inc.                                                1.9%
Cognizant Technology Solutions Corporation               1.9%

RELATIVE PERFORMANCE -- The following table shows the average annual total return for Class A shares of each Fund and its comparative index. Average annual total return is shown for each calendar year since 2001 in the case of the Acquiring Fund (which commenced operation in 2000) and since 2000 in the case of the Acquired Fund (which commenced operation in 1999). The indexes have an inherent performance advantage over the Funds, since an index incurs no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of any sales charges.

   CALENDAR YEAR/                                                                RUSSELL 2500 GROWTH
    PERIOD ENDED       ACQUIRED FUND       RUSSELL MCG        ACQUIRING FUND            INDEX
    ------------       -------------       -----------        --------------     -------------------
      12/31/00            (17.30)%          (11.75)%                N/A                  N/A
      12/31/01            (37.29)%          (20.15)%             (17.69)%              (10.83)%
      12/31/02            (30.48)%          (27.41)%             (13.69)%              (29.09)%
      12/31/03             25.70%           (42.71)%              30.61%                46.31%

SECURITIES AND INVESTMENT TECHNIQUES -- The following is a summary of the principal types of securities in which the Funds may invest and strategies they may employ in pursuit of their investment objectives. As with any security, an investment in a Fund involves certain risks, including loss of principal. The Funds are subject to varying degrees of financial, market and credit risk. An investment in the Funds is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The following discussion addresses the principal investments of, and the primary risks of investing in, the Funds. However, the fact that a particular risk is not identified does not mean that a Fund is prohibited from investing its assets in investments that give rise to that risk.

STOCKS (BOTH FUNDS). While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a Fund holds fluctuate in price, the value of your investments in a Fund will go up and down.

SMALL AND MEDIUM SIZED COMPANIES (BOTH FUNDS). Investing in small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CONVERTIBLE SECURITIES (ACQUIRING FUND). Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

WARRANTS AND RIGHTS (ACQUIRING FUND). Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

COMPARISONS OF FEES AND EXPENSES

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of the Funds. It is expected that combining the Funds will allow shareholders of the Acquired Fund to realize economies of scale and lower expenses. While the Reorganization will not affect the management fee payable with respect to the Acquiring Fund (as a percentage of the Fund's average daily net assets), the Investment Adviser may be deemed to have a material interest in the proposed Reorganization because (1) its affiliate, TIM, as sub-adviser to the Acquiring Fund, will be receiving the sub-advisory fee payable for the Acquired Fund instead of Pilgrim Baxter, the current sub-adviser to the Acquired Fund, and (2) because of the larger asset base of the combined fund, the Investment Manager may have lower obligations under its current expense limitation arrangements. For further information on the fees and expenses of the Acquiring Fund, see "More Information Regarding the Acquiring Fund."

OPERATING EXPENSES -- The current expenses of each Fund and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Funds are based on the operating expenses incurred for the fiscal year ended October 31, 2003. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization as of October 31, 2003. Pro forma numbers are estimated in good faith and are hypothetical.

ANNUAL FUND OPERATING EXPENSES (as a percentage of each Fund's average daily net assets)

                                         DISTRIBUTION &                      TOTAL ANNUAL
                       MANAGEMENT        SERVICE (12B-1)                    FUND OPERATING         EXPENSE          NET OPERATING
                          FEES                FEES        OTHER EXPENSES      EXPENSES           REDUCTION(1)         EXPENSES
                      -----------        --------------   --------------    --------------       -----------        -------------
ACQUIRING FUND

Class A shares            0.80%              0.35%            1.06%              2.21%              0.46%               1.75%
Class B shares            0.80%              1.00%            1.07%              2.87%              0.46%               2.41%
Class C shares            0.80%              1.00%            1.07%              2.87%              0.46%               2.41%
Class L shares            0.80%              1.00%            1.09%              2.89%              0.47%               2.42%
Class M shares            0.80%              0.90%            1.07%              2.77%              0.46%               2.31%

ACQUIRED FUND

Class A shares            0.80%              0.35%            2.23%              3.38%              1.63%               1.75%
Class B shares            0.80%              1.00%            2.23%              4.03%              1.63%               2.40%
Class C shares            0.80%              1.00%            2.23%              4.03%              1.63%               2.40%
Class L shares            0.80%              1.00%            2.23%              4.03%              1.63%               2.40%
Class M shares            0.80%              0.90%            2.23%              3.93%              1.63%               2.30%

PRO FORMA -
ACQUIRING FUND
INCLUDING ACQUIRED
FUND

Class A shares            0.80%              0.35%            1.37%              2.52%              0.77%               1.75%
Class B shares            0.80%              1.00%            1.37%              3.17%              0.77%               2.40%
Class C shares            0.80%              1.00%            1.37%              3.17%              0.77%               2.40%
Class L shares            0.80%              1.00%            1.37%              3.17%              0.77%               2.40%
Class M shares            0.80%              0.90%            1.37%              3.07%              0.77%               2.30%

1. Through a contractual arrangement with each Fund, the Investment Adviser has agreed to limit the expenses of each Fund through 2/28/2005 for expenses (other than distribution and service fees (12b-1) fees) that exceed 1.40% for each Fund.

EXAMPLE -- This example is intended to help you compare the cost of investing in each Fund and in the combined Funds on a pro forma basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Fund and in the surviving Fund after the Reorganization for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeemed your shares at the end of each period shown.

                                              1 YEAR         3 YEARS         5 YEARS        10 YEARS
                                              ------         -------         -------        --------
ACQUIRING FUND

Class A shares                                $  718          $1,161          $1,630          $2,920
Class B shares                                $  744          $1,146          $1,573          $3,005
Class C shares                                $  244          $  846          $1,473          $3,162
Class L shares                                $  445          $  851          $1,482          $3,181
Class M shares                                $  431          $  908          $1,509          $3,135

ACQUIRED FUND

Class A shares                                $  718          $1,388          $2,081          $3,912
Class B shares                                $  743          $1,378          $2,029          $3,992
Class C shares                                $  243          $1,078          $1,929          $4,131
Class L shares                                $  443          $1,078          $1,929          $4,131
Class M shares                                $  430          $1,138          $1,964          $4,105

PRO FORMA - ACQUIRING FUND INCLUDING
ACQUIRED FUND

Class A shares                                $  718          $1,222          $1,751          $3,194
Class B shares                                $  743          $1,206          $1,692          $3,272
Class C shares                                $  243          $  906          $1,592          $3,423
Class L shares                                $  443          $  906          $1,592          $3,423
Class M shares                                $  430          $  967          $1,628          $3,396

You would pay the following expenses if you did not redeem your shares.


                                              1 YEAR         3 YEARS         5 YEARS        10 YEARS
                                              ------         -------         -------        --------

ACQUIRING FUND

Class A shares                                $  718          $1,161          $1,630          $2,920
Class B shares                                $  244          $  846          $1,473          $3,005
Class C shares                                $  244          $  846          $1,473          $3,162
Class L shares                                $  245          $  851          $1,482          $3,181
Class M shares                                $  332          $  908          $1,509          $3,135

ACQUIRED FUND

Class A shares                                $  718          $1,388          $2,081          $3,912
Class B shares                                $  243          $1,078          $1,929          $3,992
Class C shares                                $  243          $1,078          $1,929          $4,131
Class L shares                                $  243          $1,078          $1,929          $4,131
Class M shares                                $  331          $1,138          $1,964          $4,105

PRO FORMA - ACQUIRING FUND INCLUDING
ACQUIRED FUND

Class A shares                                $  718          $1,222          $1,751          $3,194
Class B shares                                $  243          $  906          $1,592          $3,272
Class C shares                                $  243          $  906          $1,592          $3,423
Class L shares                                $  243          $  906          $1,592          $3,423
Class M shares                                $  331          $  967          $1,628          $3,396

GENERAL INFORMATION

Class A and Class M shares of the Acquired Fund issued to a shareholder in connection with the Reorganization will not be subject to any initial sales charge. Class B, Class L and Class M shares of the Acquiring Fund issued to a shareholder in connection with the Reorganization will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding class of shares of the Acquired Fund held by that shareholder immediately prior to the Reorganization.

In addition, the period that the shareholder held shares of the Acquired Fund would be included in the holding period of the Acquiring Fund's shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of the Acquiring Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the corresponding Class B shares of the Acquired Fund were purchased by shareholders. Likewise, Class M shares of the Acquiring Fund issued to a shareholder in connection with the reorganization will convert to Class A shares ten years after the date that the corresponding Class M shares of the Acquired Fund were purchased by shareholders.

Purchases of shares of the Acquiring Fund after the Reorganization will be subject to the charges described in the table below. This is the same structure that is currently in effect for the Acquired Fund.

TRANSACTION FEES ON NEW INVESTMENTS (FEES ARE PAID DIRECTLY FROM YOUR
INVESTMENT):

SHAREHOLDER FEES (fees paid directly from your investment) (Acquired Fund and Acquiring Fund)

                                                                                   CLASS OF SHARES
                                                           ------------------------------------------------------------------
                                                              A             B            C(B)             L            M(B)
                                                           -------      --------         ----         --------       --------
Maximum sales charge (load) imposed on purchases            5.50%         None           None           None           1.00%
(as a percentage of offering price)

Maximum deferred sales charge (load)                       None(a)      5.00%(c)         None         2.00%(d)       1.00%(e)
(as a percentage of offering price or redemption
proceeds, whichever is lower)

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b)      Class C and Class M shares currently are closed to new investors.

(c) Purchases of Class B shares are subject to a declining contingent deferred sales charge if redeemed during the first six years of purchase (5% - 1st year; 4% - 2nd year, 3% - 3rd year; 2% - 4th year; and 1% - 5th and 6th years).


(d) Purchases of Class L shares are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months after purchase, and 1% if redeemed during the next 12 months.

(e) Purchases of Class M Shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

INVESTMENT ADVISER AND SUB-ADVISER -- The Investment Adviser has overall responsibility for the management of the Acquiring Fund. For such services, the Acquiring Fund currently pays an investment advisory fee monthly at the annual rate of 0.80% of the first $500 million of the Fund's average daily net assets and 0.70% of net assets over $500 million. In turn, the Investment Adviser has entered into a sub-advisory agreement with TIM to provide investment advisory services to the Acquiring Fund. Pursuant to this agreement, TIM furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Acquiring Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of IDEX's Board of Trustees and the Investment Adviser. For such services, the Investment Adviser pays TIM 50% of the fees received by the Investment Adviser, less 50% of any amount it has reimbursed pursuant to the Acquiring Fund's expense limitation arrangement. After the merger, the Investment Advisory fee will be 0.80% of the first $250 million of the Fund's average daily net assets; 0.75% of assets over $250 million up to $500 million; and 0.70% of assets over $500 million. Tim will receive 0.40% of the first $250 million of the Fund's average daily net assets and 0.35% of assets over $250 million, less 50% of any amount reimbursed pursuant to any expense limitation agreement.

INVESTMENT PERSONNEL -- The following individuals have responsibility for the day-to-day management of the Acquiring Fund:

- CHRISTOPHER J. BONAVICO, CFA, (Lead Portfolio Manager) is Vice President and fund manager of TIM, and manager of Transamerica Premier Aggressive Growth Fund and Transamerica Premier Small Company Fund since 1999. He has also managed other Transamerica Premier funds. Mr. Bonavico joined TIM in 1993.

- KENNETH F. BROAD, CFA (Secondary Portfolio Manager) is Assistant Vice President and portfolio manager, TIM, and co-manager of a TIM corporate account. He has been co-manager of Transamerica Small Company fund since 2001. Prior to joining TIM in 2000, he was Vice President, Portfolio Manager and analyst, Franklin Templeton Investments, 1994-2000 Chief Investment Officer of Transamerica.

PERFORMANCE OF THE ACQUIRING FUND -- The bar chart and table shown below provide an indication of the risks of investing in the Acquiring Fund by showing (on a calendar year basis) changes in the Acquiring Fund's annual total return from year to year and by showing (on a calendar year basis) how the Acquiring Fund's average annual returns for one year and since inception, compare to those of a broad-based securities market index--the Russell 2500 Growth Index. Note that an index has an inherent performance advantage over the Acquiring Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The information in the bar chart is based on the performance of the Class A shares of the Acquiring Fund, although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. The Fund's past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

                                 ACQUIRING FUND

One year total return as of 12/31/03:

                                    [CHART]

During the period shown in the chart, the Acquiring Fund's best quarterly performance was 47.85% for the quarter ended 12/31/1999; and the Fund's worst quarterly performance was (34.23)% for the quarter ended 3/31/2001.

The table below shows the average annual total returns of the Acquiring Fund for the periods shown. The table, which includes applicable sales charges, compares how the Acquiring Fund's average annual total returns for different calendar periods compare to a broad-based securities market index.

December 31, 2003                                             One Year          Since Inception March 1, 2000
-----------------                                             --------          -----------------------------
Acquiring Fund

 Return before taxes                                            23.42%                     (12.89)%
 Return after taxes on distributions**                          23.42%                     (12.89)%
 Return after taxes on distributions and sale of fund           15.23%                     (10.61)%
  shares**
 Russell 2500(1)                                                46.31%                     (11.67)%

* Returns reflect the maximum sales load of 5.50% and include the reinvestment of dividends and capital gains.

** The after tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(1) The Russell 2500 Growth Index ("Russell 2500") is a widely recognized unmanaged index of stock performance composed of stocks of companies with high forecasted growth values.

For a discussion by the Investment Adviser regarding the performance of the Acquiring Fund for the period ended October 31, 2003, see Appendix B to this Proxy Statement/Prospectus. Additional information about the Acquiring Fund is included in the section, "More Information Regarding the Acquiring Fund."

INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN -- The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for Class A, B, C, L and M shares of the Acquiring Fund. The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to its shareholders, and then the Acquired Fund will be liquidated.

After the Reorganization, each shareholder of the Acquired Fund will own shares in the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Acquired Fund held by that shareholder as of the close of business on the business day preceding the Closing. Shareholders of Class A, B, C, L and M shares of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund. In the interest of economy and convenience, shares of the Acquiring Fund will not be represented by physical certificates.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholders' accounts the same class shares representing such shareholders' interest previously credited to the account of the Acquired Fund. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Fund in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by the Acquiring Fund for the redemption of its shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

REASONS FOR THE REORGANIZATION -- The Funds have investment objectives, strategies and risks that are similar in many respects. Because the Acquired Fund may invest in similar types of securities as the Acquiring Fund, the Funds are somewhat duplicative. In addition, the Reorganization would create a larger Acquiring Fund, which should benefit shareholders of the Funds by spreading costs across a larger, combined asset base, and which may allow shareholders of the Acquired Fund to continue to participate in a professionally managed portfolio at a lower level of operating expenses. Also, a larger Acquiring Fund offers the potential benefit of a more diversified portfolio of securities, may improve trading efficiency, and may eventually realize economies of scale and lower operating expenses.

The proposed Reorganization was presented to the Board of Trustees of IDEX for consideration and approval at a meeting held on December 2, 2003. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of IDEX, determined that the interests of the shareholders of the respective Funds would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Funds and its shareholders.

BOARD CONSIDERATIONS -- The Board of Trustees of IDEX,, in recommending the proposed transaction, considered a number of factors, including the following:

1. expense ratios and information regarding fees and expenses of the Acquired Fund and the Acquiring Fund, which indicate that current shareholders of the Acquired Fund will benefit from the Reorganization by getting a comparable investment in terms of expense;

2. the Reorganization would allow shareholders of the Acquired Fund to continue to participate in a professionally-managed portfolio. As shareholders of the Acquiring Fund, these shareholders would continue to be able to exchange into other mutual funds in the large IDEX fund complex that offer the same class of shares in which a shareholder currently invests;

3. the Investment Adviser's undertaking to limit the expenses of the Acquiring Fund to 1.40% of its average daily net assets effective through February 28, 2005, subject to possible recoupment or revision in future years.

4. the Reorganization would not dilute the interests of either Funds' current shareholders;

5. the relative investment performance and comparable risks of the Acquiring Fund as compared to the Acquired Fund;

6. the similarity of the Acquiring Fund's investment objectives, policies and restrictions to those of the Acquired Fund and the fact that the Funds are somewhat duplicative within the overall group of funds;

7. elimination of duplication of costs and inefficiencies of having two Funds that are similar in many respects; and

8. the tax-free nature of the Reorganization to each Fund and its shareholders.

The Board also considered the future potential benefits to IDEX in that its costs to administer both Funds may be reduced if the Reorganization is approved.

THE BOARD OF TRUSTEES OF IDEX RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION.

TAX CONSIDERATIONS -- The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, pursuant to this treatment, neither the Acquired Fund nor the Acquiring Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, the Acquired Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of the Acquired Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Acquired Fund's shareholders.

Both Funds have elected and qualified to be taxed as regulated investment companies under Section 851-855 of the Code, and after the Reorganization, the Acquiring Fund intends to continue to operate so as to qualify as a regulated investment company. Following the distribution if the same class of shares to shareholders, IDEX will terminate the Acquired Fund as a series of IDEX.

EXPENSES OF THE REORGANIZATION -- The Investment Adviser will bear the expenses relating to the Reorganization, including but not limited to the costs of the proxy solicitation. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Fund's registration statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting.

ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION -- Each of the Funds is a series of IDEX, a Massachusetts business trust that was formed by a Declaration of Trust dated January 7, 1986. IDEX is governed by a Board of Trustees. The IDEX Board of Trustees consists of eleven individuals, nine of whom are not "interested persons" as defined in the Investment Company Act of 1940 (the "1940 Act"). The Trustees are responsible for the overall supervision of the operation of each Fund and perform the various duties imposed on the Trustees of investment companies in the 1940 Act and under state law.

DISTRIBUTOR -- AFSG Securities Corporation ("AFSG" or the "Distributor"), whose address is 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is the principal distributor for the Funds.

DIVIDENDS AND OTHER DISTRIBUTIONS -- Each Fund pays dividends from net investment income, and distributes net capital gains, if any, at least annually. Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective class of that Fund, unless the shareholder elects to receive distributions in cash.

If the Reorganization Plan is approved by shareholders of the Acquired Fund, then as soon as practicable before the Closing, the Acquired Fund will pay its shareholders a cash distribution of all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION -- The following table shows the capitalization of each Fund as of October 31, 2003 and on a pro forma basis as of October 31, 2003, giving effect to the Reorganization:


                                                                         SHARES
                                    NET ASSETS     NET ASSET VALUE     OUTSTANDING
                                    (THOUSANDS)       PER SHARE        (THOUSANDS)
                                    -----------    --------------      -----------
ACQUIRING FUND

Class A Shares                        $147,340          $   5.95         24,754
Class B Shares                        $ 52,492          $   5.79          9,069
Class C Shares                        $  9,598          $   5.79          1,658
Class L Shares                        $    483          $   5.79             83
Class M Shares                        $  9,590          $   5.81          1,650

ACQUIRED FUND

Class A Shares                        $ 22,508          $   9.23          2,439
Class B Shares                        $ 32,976          $   8.91          3,700
Class C Shares                        $  7,000          $   8.91            785
Class L Shares                        $    871          $   8.91             98
Class M Shares                        $  4,677          $   8.96            522

PRO FORMA - ACQUIRING
FUND INCLUDING ACQUIRED FUND

Class A Shares                        $169,848          $   5.95         28,537
Class B Shares                        $ 85,468          $   5.79         14,764
Class C Shares                        $ 16,598          $   5.79          2,867
Class L Shares                        $  1,354          $   5.79            234
Class M Shares                        $ 14,267          $   5.81          2,455

(1) The net assets of the Acquired Fund will be converted to shares based on the Acquiring Fund's net asset value per share.

GENERAL INFORMATION

SOLICITATION OF PROXIES -- Proxies are being solicited at the request of the IDEX Board of Trustees. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about March 12, 2004. In addition to the solicitation of proxies by mail, employees of IDEX and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Funds have retained ALAMO Direct (the "Solicitor"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of the Acquired Fund may receive a telephone call from the Solicitor asking the shareholder to vote. The estimated costs for the services of the Solicitor are estimated to be approximately $_____, plus applicable postage.

In all cases where a proxy is solicited by telephone, the Solicitor is required to ask the person to provide identifying registration data, including full name and address, and, if known, the number of shares owned. If the shareholder is a corporation or other entity, the Solicitor will ask for the title of the person and for confirmation that the person is authorized to direct the voting of the shares. The Solicitor will advise the shareholder that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendations set forth in the Proxy Statement/Prospectus. The Solicitor will then record the shareholder's instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person, vote online or by facsimile. Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact IDEX Customer Service toll-free at (888) 233-4339.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with IDEX a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting of the Acquired Fund shareholders in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. However, attendance at the Special Meeting, by itself, will not revoke a previously tendered proxy. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal, and may vote in their discretion with respect to other matters not now known to the IDEX Board of Trustees that may be presented at the Special Meeting.

VOTING RIGHTS -- Only shareholders of the Acquired Fund at the close of business on February 27, 2004 (the "Record Date") are entitled to vote (with respect to their shares owned as of that Record Date) at the Special Meeting or any adjournment thereof. (Shareholders of the Acquired Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee.) At the close of business on Record Date, there were ___ shares of the Acquired Fund issued and outstanding and entitled to vote.

Shares of the Funds entitle their holders to one vote per share as to any matter on which the holder is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

To become effective, the proposed Reorganization must be approved by a "vote of the majority of the outstanding voting securities" of the Acquired Fund, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of the Acquired Fund entitled to vote thereon present at the Special Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Acquired Fund entitled to vote thereon.

The Acquired Fund must have a quorum to conduct its business at the Special Meeting. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present.

If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization. Prior to the Special Meeting, IDEX expects that broker-dealer firms holding their shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners.

Security Ownership. To the knowledge of IDEX, as of February 27, 2004, no Trustee of IDEX beneficially owned 1% or more of the outstanding shares of either Fund, and the officers and Trustees of IDEX beneficially owned, as a group, less than 1% of the shares of either Fund.

Appendix C hereto lists the persons that, as of the Record Date, owned beneficially or of record 5% or more of the outstanding shares of the Acquired Fund.

OTHER MATTERS TO COME BEFORE THE MEETING -- The Funds do not know of any matters to be presented at the meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the meeting, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS -- IDEX is not required to hold regular annual meetings and, in order to minimize their costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by IDEX management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for a shareholder meeting or to be submitted to shareholders of IDEX.

Shareholders wishing to submit proposals should send their written proposals to the address set forth on the cover of this Proxy Statement/Prospectus a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

INFORMATION ABOUT THE FUNDS -- IDEX is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Funds.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETINGS MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.





                                            John K. Carter, Esq.
                                            Senior Vice President,
                                            Secretary & General Counsel

March 10, 2004

                  MORE INFORMATION REGARDING THE ACQUIRING FUND


                             SHAREHOLDER INFORMATION

This Proxy Statement/Prospectus relates to the separate classes of shares of the Acquiring Fund: Class A, Class B, Class C, Class L and Class M, each of which represents an identical interest in the Acquiring Fund's investment portfolio, but is offered with different sales charges and distribution fee (Rule 12b-1) arrangements. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the Acquiring Fund shares issued to you in the Reorganization will be the same as those that applied to the Acquired Fund shares held by you immediately prior to the Reorganization, and the period that you held the Acquired Fund shares will be included in the holding period of the Acquiring Fund shares for purposes of calculating contingent deferred sales charges and determining conversion rights. Purchases of the shares of the Acquiring Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

Shares of the Acquiring Fund will be available through broker/dealers, banks, and other financial intermediaries that have an agreement with the Distributor. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Acquiring Fund.

NOTE: CLASS C AND CLASS M SHARES ARE CLOSED TO NEW INVESTORS.

OPENING AN ACCOUNT

If you are opening a fund account through a registered representative, he or she can assist you with all phases of your investment.

If you are investing through an authorized dealer, the dealer is responsible for opening your account and providing your taxpayer ID number. If you already have an IDEX account, you do not need additional documentation.

IDEX or its agents may reject a request for purchase of shares at any time, including any purchase under the exchange privilege.

NEW ACCOUNT APPLICATION

Fill out the New Account Application form which is included in this prospectus. IRAs and other retirement accounts require a different application, which you can request by calling 1-888-233-IDEX (4339) or visiting www.idexfunds.com. You can avoid future inconvenience by signing up for any services you think you may later use.

Note: On your application, be sure to include your social security number or taxpayer identification number. If you don't, your account may be subject to backup withholding, or be closed.

There are many ways that you can pay for your shares. The minimum initial purchase per fund and per class is $1,000. There is a $50 minimum on additional purchases. Purchases through regular investment plans, like the Automatic Investment Plan, have no minimum to open an account, but you must invest at least $50 monthly per fund.

The Securities and Exchange Commission (SEC) is taking an active interest in money laundering because money laundering presents a serious risk to the soundness of financial markets, opens financial service firms to criminal liability, and can ruin the reputation of implicated firms. IDEX will not accept money orders, traveler's checks, credit card convenience checks or cash. Cashiers checks may be accepted, subject to approval by AEGON/Transamerica Investor Services, Inc. (ATIS). Prior to September 26, 2002, ATIS was named Idex Investor Services, Inc.

SHARE TRANSACTIONS

Depending on privileges established on your account, you may buy, sell or exchange shares in several ways. You may do so in writing, by phone request or you may access your account through the internet. You may make payments, or receive payment for your redemptions, via an electronic funds transfer or by check.

HOW TO SELL SHARES

Your request to sell your shares and receive payment may be subject to:

         - the privileges or features established on your account such as a systematic withdrawal plan (SWP) or telephone transactions

         - the type of account you have, and if there is more than one owner

         - the dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with a signature guarantee

         - a written request or signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. A signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee your signature. Notarization is not an acceptable substitute.

There are several ways to request redemption of your shares:

         -        in writing (by mail or fax)

         -        by internet access to your account(s) at www.idexfunds.com

         - by telephone request using our touch-tone automated system, IDEX InTouch(SM), or by a person-to-person verbal request

The proceeds of your redemption may be paid by check, or by direct deposit to your bank account subject to any restrictions that may be applicable. Purchases will be held at IDEX until your funds have cleared or up to 15 calendar days before they are eligible for redemption. Certain exceptions may apply.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. Please see the SAI for more details.

CHECKWRITING SERVICE. (For Class A and Class C shares of IDEX Transamerica Money Market only). If you would like to use the checkwriting service, mark the appropriate box on the application or authorization form. The fund will send you checks when it receives these properly completed documents. Checks must be written for at least $250 and investments made by check or ACH must have been in your account for at least 15 days before you can write checks against them. A service fee of $10 applies for those checks written under $250. When the check is presented for payment, the fund will redeem a sufficient number of full and fractional shares in your account at that day's net asset value to cover the amount of the check. Checks presented against your account in an amount that exceeds your available balance will be returned for "insufficient funds" and your account will incur a $20 service fee. Due to dividends accruing on your account it is not possible to determine your account's value in advance so you should not write a check for the entire value or try to close your account by writing a check. A stop payment on a check may be requested for a $20 service fee. If you request that a checkbook to be delivered overnight, you will incur a $20 service fee. The payment of funds is authorized by the signature(s) appearing on the IDEX application or authorization form. Each signatory guarantees the genuineness of the other signatures.

The use of checks is subject to the rules of the IDEX designated bank for its checkwriting service. IDEX has chosen UMB Bank n.a. as its designated bank for this service. UMB Bank, n.a. or its bank affiliate (the "Bank") is appointed agent by the person(s) signing the IDEX application or authorization form (the "Investor(s)") and, as agent, is authorized and directed upon presentment of checks to the Bank to transmit such checks to IDEX as requests to redeem shares registered in the name of the Investor(s) in the amounts of such checks.

This checkwriting service is subject to the applicable terms and restrictions, including charges, set forth in this prospectus. The Investor(s) agrees that he/she is subject to the rules, regulations, and laws governing check collection including the Uniform Commercial Code as enacted in the State of Missouri, pertaining to this checkwriting service, as amended from time to time. The Bank and/or IDEX has the right not to honor checks presented to it and the right to change, modify or terminate this checkwriting service at any time.

The checkwriting service is not available for tax-qualified retirement plans or Class B, Class L or Class M shares of IDEX Transamerica Money Market.

HOW TO EXCHANGE SHARES

You can exchange $1,000 or more of one fund for shares in the same class of another fund. Any CDSC will be calculated from the date you bought your original shares. This means your new shares will be the same age as your old shares, so your sales charge will not increase because of the exchange. The minimum exchange to a new account is $1,000 unless an automatic investment plan is established on the new account.

Prior to making exchanges into a fund that you do not own, read this prospectus carefully. You can request share exchanges over the telephone unless you have declined the privilege on your application. You can also exchange shares of the same class automatically at regular intervals, from one fund to another.

SPECIAL SITUATIONS FOR EXCHANGING SHARES

         - Class T shares may be exchanged for only Class A shares of any IDEX fund, other than IDEX Janus Growth. Class A shares of all IDEX funds are subject to distribution and service (12b-1) fees.

         - You may not exchange other classes of shares of the IDEX funds for Class T shares.

         - IDEX reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.

MARKET TIMING/EXCESSIVE TRADING

IDEX DOES NOT PERMIT MARKET TIMING OR EXCESSIVE TRADING AND HAS ADOPTED SPECIAL POLICIES TO DISCOURAGE THIS ACTIVITY. IF YOU WISH TO ENGAGE IN SUCH PRACTICES, WE REQUEST YOU DO NOT ATTEMPT TO PURCHASE SHARES OF ANY OF THE FUNDS.

Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management, hurt fund performance and drive fund expenses higher. These costs are borne by all shareholders, including the long-term investors who do not generate these costs.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Each fund may limit or terminate your exchange privileges or may not accept future investments from you if you engage in excessive trading. In determining excessive trading, we consider frequent purchases and redemptions having similar effects as exchanges to be excessive trading. Four or more exchanges in a quarter (3 months) will be considered excessive trading, although each fund reserves the right to impose restrictions even if there are less frequent transactions.

Specifically, each fund reserves the right to reject any request to purchase or exchange shares that it determines may be disruptive to efficient fund management and harmful to existing shareholders. Such a request could be rejected because of the timing of the investment or because a history of excessive trading by the shareholder or accounts under common control.

OTHER ACCOUNT INFORMATION

MINIMUM PURCHASES

         -        Initial Investment Per Fund and Per Class: $1,000;

         -        Subsequent Purchases: $50.

If your check, draft or electronic transfer is returned unpaid by your bank, the Fund may charge a $15 fee.

PRICING OF SHARES

Each fund's price (NAV) is calculated on each day the New York Stock Exchange
(NYSE) is open for business.

The NAV of fund shares is not determined on days the NYSE is closed (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The NAV of each class is calculated by dividing its assets less liabilities by the number of its shares outstanding.

If IDEX receives your request in good order by regular closing time of the NYSE (usually 4 p.m. New York time), you will pay or receive that day's NAV plus any applicable sales charges. If later, it will be priced based on the next day's NAV. Share prices may change when a fund holds shares in companies traded on foreign exchanges that are open on days the NYSE is closed.

In determining NAV, each fund's portfolio investments are valued at market value. Investments for which quotations are not readily available are valued at fair value determined in good faith under the supervision of the Board of Trustees.

MINIMUM ACCOUNT BALANCE

Due to the proportionately higher cost of maintaining customer accounts with balances below the stated minimums for each class of shares, IDEX reserves the right to close such accounts. However, IDEX will provide a 60-day notification to you prior to assessing a minimum account fee, or closing any account. The following describes the fees assessed to accounts with low balances:

No fees will be charged on:

         -        accounts opened within the preceding 24 months

         - accounts with an active monthly Automatic Investment Plan ($50 minimum per fund)

         - accounts owned by individuals which, when combined by social security number, have a balance of $5,000 or more

         - accounts in which the balance of all accounts for that household exceeds $5000

If your balance is below $1,000     $25.00 (annualized) until balance reaches
                                    $1,000 or if the balance falls below $25.00
                                    the account will be liquidated, as a fee.

TELEPHONE TRANSACTIONS

IDEX and ATIS are not liable for complying with telephone instructions which are deemed by them to be genuine. IDEX and ATIS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where IDEX or ATIS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. IDEX has the right to modify the telephone redemption privilege at any time.

Telephone redemption with payment by check is not allowed within 10 days of a change of registration/ address. Call IDEX Customer Service (1-888-233-IDEX
(4339)) or see the SAI for details. You may redeem up to $50,000 worth of shares by phone and get your money by direct deposit to a pre-authorized bank account. No fee is charged.

PROFESSIONAL FEES

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by IDEX. Your financial professional will answer any questions that you may have regarding such fees.

REDEMPTIONS TRANSACTIONS PAID BY BANK WIRE

In most cases, IDEX can send your redemption money via a federal funds bank wire. IDEX charges a $10 fee for this service, in addition to any fee your bank may charge. For more details, call IDEX Customer Service (1-888-233-IDEX (4339)) or see the SAI.

EMPLOYEE SPONSORED ACCOUNTS

If you participate in an employer sponsored plan and wish to make an allocation change to your current fund selection, you or your Financial Advisor must notify IDEX by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation received from your employer will be used to properly allocate your contributions. This documentation will supersede all other prior instructions received from you or your Financial Advisor. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

REINVESTMENT PRIVILEGE

Within a 90 day period after you sell your shares, you have the right to "reinvest" your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any CDSC you paid on your shares will be credited to your account. You may reinvest the proceeds of a Class B share sale (less the CDSC) in Class A shares without paying the up-front sales charge. Send your written request to IDEX along with your check for your reinvestment privileges.

STATEMENTS AND REPORTS

IDEX will send you a confirmation statement after every transaction that affects your account balance or registration. Please review the confirmation statement carefully and promptly notify IDEX in writing of any error or you will be deemed to have ratified the transaction as reported to you. If you are enrolled in the Automatic Investment Plan and invest on a monthly basis, you will receive a quarterly confirmation. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

A Historical Statement may be ordered for transactions of prior years.

SHARE CERTIFICATES

IDEX does not issue share certificates. If you are redeeming or exchanging shares represented by certificates previously issued by IDEX, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered mail, but do not endorse them.

PERSONAL SECURITIES TRADING

IDEX permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy that has been adopted by the Board of Trustees of IDEX. Access Persons must use the guidelines established by this Policy for all personal securities transactions and are subject to certain prohibitions on personal trading. The IDEX sub-advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their particular business needs. Each sub-adviser must report to the Board of Trustees on a quarterly basis with respect to the administration and enforcement of such Policy, including any violations thereof which may potentially affect IDEX.

DISTRIBUTIONS AND TAXES

Each of the funds intends to elect and qualify as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a fund will not be subject to federal income tax on ordinary income and capital gains, if any, that it distributes to its shareholders.

TAXES ON DISTRIBUTIONS FROM IDEX

The following summary does not apply to:

         -        qualified retirement accounts

         -        tax-exempt investors; or

         -        exempt-interest distributions from IDEX Federated Tax Exempt

Fund distributions are taxable to you as ordinary income to the extent they are attributable to a fund's net investment income, certain net realized foreign exchange gains, and net short-term capital gains. They are taxable to you as long-term capital gain (at the federal maximum rate of 20%) to the extent they are attributable to the fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been a shareholder of the fund and whether you elect to reinvest distributions or receive cash. Certain distributions paid by a fund in January may be taxable to shareholders as if they were received on the prior December 31. The tax status of dividends and distributions for each calendar year will be detailed in your annual tax statement or tax forms from IDEX.

TAXES ON THE SALE OF SHARES

Any sale or exchange or redemption of fund shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement or other tax- advantaged account). You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares based upon the difference between your cost (basis) in the shares and the amount you receive for them. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

If you receive an exempt-interest dividend on shares that are held by you for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of such dividend amount.

WITHHOLDING TAXES

IDEX will be required to withhold 30% of any reportable income payments made to a shareholder (which may include dividends, capital gain distributions, and share redemption proceeds) if the shareholder has not provided IDEX with an accurate taxpayer identification number in the manner required by IRS regulations.

Please note that starting January 1, 2004, the withholding amount will change to 29%.

UNCASHED CHECKS ISSUED ON YOUR ACCOUNT

If any check we issue related to your account is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your open account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from CASH to REINVEST. Interest does not accrue on amounts represented by uncashed checks.

MINIMUM DIVIDEND CHECK AMOUNTS

To control costs associated with issuing and administering dividend checks, we reserve the right to not issue checks under a specified amount. For accounts with the CASH BY CHECK dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued, though the account option for future distributions will remain unchanged, subject to the preceding paragraph.

NON-RESIDENT ALIEN WITHHOLDING

If you are a non-U.S. investor, your financial professional should determine whether Fund shares may be sold in your jurisdiction. Shareholders that are not U.S. persons under the Internal Revenue Code are subject to different tax rules. Dividends, capital gains and redemptions may be subject to non-resident alien withholding.

Additionally, a valid IRS W-8 form is required if you are not a U.S. citizen or resident alien. Documentary evidence may also be required if a U.S. address is indicated or if your permanent address is not the same as your mailing address. Please see the instructions on one of the new series of IRS W-8 forms.

OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from IDEX. More information is provided in the SAI. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in IDEX.

INVESTMENT POLICY CHANGES

IDEX Transamerica Equity, IDEX Jennison Equity Opportunity, IDEX PBHG Mid Cap Growth, IDEX Isabelle Small Cap Value, IDEX T. Rowe Price Small Cap, IDEX Great Companies -- Technology(SM), IDEX T. Rowe Health Sciences, IDEX PIMCO Real Return TIPS, IDEX Janus Flexible Income, IDEX Transamerica Conservative High-Yield Bond, IDEX Transamerica Convertible Securities, and IDEX Federated Tax Exempt, as part of each fund's investment policy, invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in this prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

HOW TO BUY SHARES                   TO OPEN A NEW ACCOUNT (FIRST-TIME IDEX
By Mail                             INVESTORS) Send your completed application
                                    and check payable to: AEGON/Transamerica
                                    Investor Services, Inc., P.O. Box 9015,
                                    Clearwater, Florida 33758-9015; For
                                    Overnight Delivery: 570 Carillon Parkway,
                                    St. Petersburg, Florida 33716

 Through an Authorized Dealer       The dealer is responsible for opening your
                                    account and providing IDEX with your
                                    Taxpayer ID Number. The minimum order from
                                    an authorized dealer is $1,000 for all
                                    funds.

 By Automatic Investment Plan       Send your completed application, along with
                                    a check for your initial investment (if
                                    any), payable to AEGON/Transamerica Investor
                                    Services, Inc., P.O. Box 9015, Clearwater,
                                    Florida 33758-9015.

                                    TO ADD TO YOUR EXISTING ACCOUNT
 By Check
                                    Make your check payable to
                                    AEGON/Transamerica Investor Services, Inc.
                                    and mail it to: P.O. Box 9015, Clearwater, FL 33758-9015; or, for overnight delivery:
                                    570 Carillon Parkway, St. Petersburg, FL
                                    33716. Third party checks, or checks
                                    endorsed to IDEX, will not be accepted. All checks must be made payable to AEGON/Transamerica Investor Services, Inc.
                                    IDEX will not accept money orders,
                                    traveler's checks, credit card convenience checks or cash. Cashiers checks may be accepted, subject to approval by ATIS. NOTE:
                                    IDEX is also unable to process check
                                    conversion transactions.

 By Automatic Investment Plan       With an Automatic Investment Plan (AIP), a
                                    level dollar amount is invested monthly and
                                    payment is deducted electronically from your
                                    bank account. Your bank may require a 10-day
                                    pre-note. Call or write IDEX Customer
                                    Service to establish an AIP.



 By Telephone                       The electronic funds transfer privilege must
                                    be established in advance, when you open
                                    your account, or by adding this feature to
                                    your existing account. Select "Electronic
                                    Bank Link" on the Application or write to
                                    IDEX. Funds can then be transferred
                                    electronically from your bank to IDEX. Call
                                    IDEX Customer Service to invest by phone,
                                    either through our automated IDEX
                                    InTouch(SM) system (1-888-233-IDEX (4339)),
                                    or by speaking directly with your
                                    representative. Your bank may require a
                                    10-day pre-note. Shares will be purchased
                                    via electronic funds when the money is
                                    received by IDEX, usually 2-4 business days
                                    after the request.

 Through Authorized Dealers         If your dealer has already established your
                                    account for you, no additional documentation
                                    is needed. Call your dealer to place your
                                    order. The dealer's bank may charge you for
                                    a wire transfer. (IDEX currently does not
                                    charge for this service.) IDEX must receive
                                    your payment within three business days
                                    after your order is accepted.

 By the Internet                    You may request a transfer of funds from
                                    your bank account to IDEX. Visit our website
                                    at www.idexfunds.com. Payment will be
                                    transferred from your bank account
                                    electronically. Shares will be purchased via
                                    electronic funds when the money is received
                                    by IDEX, usually 2-4 business days after the
                                    request. Please contact IDEX at
                                    www.idexfunds.com.

 By Payroll Deduction               You may have money transferred regularly
                                    from your payroll to your IDEX account.
                                    Please instruct your employer's payroll
                                    department to do so. Call IDEX Customer
                                    Service (1-888-233-IDEX (4339)) to establish
                                    this deduction.

 By Wire Transfer                   Request that your bank wire funds to IDEX.
                                    You must have an existing account to make a
                                    payment by wire transfer. Ask your bank to
                                    send your payment to: Bank of America, NA,
                                    Tampa, FL, ABA# 063100277, Credit:
                                    AEGON/Transamerica Investor Services Acct #:
                                    3601194554, Ref: Shareholder name, IDEX fund
                                    and account numbers.

TO RECEIVE PAYMENT BY               HOW TO REQUEST YOUR REDEMPTION

 Direct Deposit-- ACH               Call IDEX Customer Service  (1-888-233-IDEX
  (only for accounts that           (4339)) to verify that this feature is in
   are not qualified                place on your account.  Maximum amount per
   retirement plans)                day is the lesser of your balance or
                                    $50,000. Request an "ACH redemption" in
                                    writing, by phone (automated IDEX
                                    InTouch(SM) system (1-888-233-IDEX (4339))
                                    or person-to-person), or by internet access
                                    to your account. Payment should usually be
                                    received by your bank account 3-5 banking
                                    days after your request. IDEX does not
                                    charge for this payment option. Certain IRAs
                                    and Qualified Plans may not be eligible for
                                    ACH redemptions.

 Direct Deposit (electronic         Call IDEX Customer Service (1-888-233-IDEX
  funds transfer-federal            (4339)) to be sure this feature is in place
  funds bank wire)                  on your account. Maximum amount per day is
                                    the lesser of your available balance or
                                    $50,000 (with a minimum of $1,000). Request
                                    an "Expedited Wire Redemption" in writing,
                                    or by phone (person-to-person request).
                                    Payment should be received by your bank
                                    account the next banking day after your
                                    request. IDEX charges $10 for this service.
                                    Your bank may charge a fee as well.

 Check to the address of record     WRITTEN REQUEST:
                                    Send a letter requesting a withdrawal to
                                    IDEX and include any share certificates you
                                    may have. Specify the fund, account number,
                                    and dollar amount or number of shares you
                                    wish to redeem. Mail to: AEGON/Transamerica
                                    Investor Services, Inc., P.O. Box 9015,
                                    Clearwater, FL 33758-9015. Attention:
                                    Redemptions. Be sure to include all account
                                    owners' signatures and any additional
                                    documents, as well as a signature
                                    guarantee(s) if required (see "How To Sell
                                    Shares").

                                    TELEPHONE OR INTERNET REQUEST:

                                    If your request is not required to be in writing (see "How To Sell Shares"), you may call IDEX Customer Service (1-888-233-IDEX
                                    (4339)) and make your request using the
                                    automated IDEX InTouch(SM) system
                                    (1-888-233-IDEX (4339)), by
                                    person-to-person, or by accessing your
                                    account on the internet. Maximum amount per day is the lesser of your available balance or $50,000.

                                    If you request that a withdrawal check to be delivered overnight, a $20 overnight fee will be assessed; for Saturday delivery, a $30 overnight fee will be assessed.

                                    For your protection, if an address change was made in the last 10 days, IDEX requires a redemption request in writing, signed and signature guaranteed by all shareholders.

 Check to another party/address     This request must be in writing, regardless
                                    of amount, with all account owners'
                                    signatures guaranteed. Mail to:
                                    AEGON/Transamerica Investor Services, Inc.,
                                    P.O. Box 9015, Clearwater, FL 33758-9015.
                                    Attention: Redemptions.

 Periodic automatic payment         You can establish a Systematic Withdrawal
  (by direct deposit-ACH or check)  Plan (SWP) either at the time you open your account or at a later date. Call IDEX
                                    Customer Service (1-888-233-IDEX (4339)) for
                                    assistance. You must have a minimum balance
                                    of $10,000 in your fund.

 By Exchange                        You may request an exchange in writing, by
                                    phone (automated IDEX InTouch(SM) system
                                    (1-888-233-IDEX (4339)) or
                                    person-to-person), or by accessing your
                                    account through the internet.

 Through an Authorized Dealer       You may redeem your shares through an
                                    authorized dealer. (They may impose a
                                    service charge.) Contact your Registered
                                    Representative or call IDEX Customer Service
                                    (1-888-233-IDEX (4339)) for assistance.

NOTE: Purchases must be held at IDEX until the funds have cleared or up to 15 calendar days before they are eligible for redemption. Certain exceptions may apply.

CHOOSING A SHARE CLASS

IDEX offers five share classes, each with its own sales charge and expense structure. (An additional class, Class T, is offered through IDEX Janus Growth, but Class T shares are not available to new investors.) The Class M shares have an initial sales charge of 1.00% and a contingent deferred sales charge (CDSC) of 1.00% if you redeem within 18 months of purchase. The sales charge and CDSC only apply to shares purchased after February 28, 1999.

IDEX began offering the current Class C share on November 1, 1999. This new Class C share has no initial or deferred sales charges. All shares that were designated as Class C shares prior to March 1, 1999, which then converted to Class M shares on that date, will continue as Class M shares. Effective November 11, 2002, Class C and Class M shares were closed to new investors.

IDEX also began offering Class L shares on November 11, 2002. Class L shares have no initial sales charge and a contingent deferred sales charge of 2.00% if you redeem within the first 12 months of purchase and 1.00% if you redeem in the second 12 months.

The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.

If you are investing a large amount and plan to hold your shares for a long period, Class A, Class L or Class M shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B shares (if you plan to invest for a period of at least 6 years) or Class C shares (if you plan to invest for a period of less than 6 years).

IDEX may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.

CLASS A SHARES -- FRONT LOAD

With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.) NOTE: You do not pay an initial sales charge on Class A IDEX Transamerica Money Market purchases.

If you are investing $1 million or more (either as a lump sum or through any of the methods described in this prospectus), you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% CDSC, unless they were purchased through a 401k plan.

Also, for 401k plans only, IDEX will treat Class A share purchases in an amount of less than $1 million that are sponsored by employers with 100 or more eligible employees as if such purchases were equal to an amount more than $1 million.

CLASS C SHARES -                                  CLASS M SHARES -
                                                   (CLOSED TO NEW          CLASS L SHARES -    (CLOSED TO NEWCLASS T SHARES -
   CLASS A SHARES -           CLASS B SHARES -       INVESTORS)                LEVEL AND         INVESTORS)(CLOSED TO NEW
      FRONT LOAD                  BACK LOAD          LEVEL LOAD                BACK LOAD         LEVEL LOADINVESTORS)
  -------------------         -----------------   -----------------        ----------------    -----------------------------------
- Initial sales               No up-front              No up-front          No up-front         Initial           Initial
     charge of 5.50%          sales                    sales                sales               sales charge of   sales charge of
     (except for IDEX         charge                   charge               charge              1.00%             8.50% or
     Janus Flexible                                                                                               less
     Income, IDEX
     Transamerica             Deferred                 No deferred          12b-1               12b-1
     Conservative             sales charge of          sales                distribution        distribution      - No 12b-1
     High-Yield Bond,         5.00% or                 charge               and service         and service       distribution
     IDEX Pimco Total         less on                                       fees of             fees of           and
     Return, IDEX             shares you               - 12b-1              1.00%*              0.90%*            service
     PIMCO Real               sell within              distribution                             (except for       fees
     Return TIPS,             6 years                  and service          - Deferred          the IDEX
     IDEX                     (see                     fees of              sales charge of     Federated         - Sales
     Transamerica             deferred                 1.00%*               2.00% if            Tax Exempt,       charge
     Convertible              sales                                         you sell            whose 12b-1       percentage
     Securities and           charge                   - No                 within 12           distribution      can be
     IDEX Federated           table)                   conversion to        months of           and service       reduced in
     Tax Exempt which                                  Class A              purchase,           fee is            the same
     is 4.75%) or             - 12b-1                  shares;              and 1.00%           0.60%)            four ways
     less                     distribution             expenses do          if you sell                           as Class A
                              and service              not                  within the          - Deferred        Shares
                              fees of                  decrease             2nd 12              sales charge of   (see Class
                              1.00%*                                        months of           1.00% if          A Share
- no initial sales                                                          purchase            you sell          Quantity
     charge for IDEX                                                                            within 18         Discounts
     Transamerica             - Automatic                                                       months of         Table)
     Money Market             conversion                                                        purchase
                              to Class A
                              shares
- Discounts of                after 8
     sales charge for         years,                                                            - Automatic
     larger                   reducing                                                          conversion
     investments (see         future                                                            to Class A
     Class A Share            annual                                                            Shares
     Quantity                 expenses                                                          after 10
     Discount Table)                                                                            years,
                                                                                                reducing
- 12b-1                                                                                         future
     distribution and                                                                           annual
     service fees of                                                                            expenses
     0.35%*

-    Lower annual
      expenses than Class
      B, C or M shares
     due to lower 12b-1
     distribution and
     service fees

*See the asset allocation funds for additional information regarding 12b-1 fees.

CLASS B SHARES -- BACK LOAD

Class B shares are sold in amounts up to $250,000 per fund. With Class B shares, you pay no initial sales charge when you invest, but you are charged a CDSC when you sell shares you have held for six years or less, as described in the table below.

Class B shares automatically convert to Class A shares after 8 years, lowering annual expenses from that time on.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES

YEAR AFTER PURCHASING                 AS A % OF DOLLAR AMOUNT (SUBJECT TO CHANGE)
---------------------                 -------------------------------------------
    First                                                  5%
    Second                                                 4%
    Third                                                  3%
    Fourth                                                 2%
    Fifth                                                  1%
    Sixth                                                  1%
    Seventh and Later                                      0%

CLASS C SHARES -- LEVEL LOAD

(Closed to new investors)

With Class C shares, you pay no initial sales charge or CDSC. There are 12b-1 distribution and service fees of up to 1.00% per year. (Except for the asset allocation funds.)

CLASS L SHARES -- LEVEL LOAD

With Class L shares, you pay no initial sales charge. You will pay a 2% CDSC if shares are redeemed during the first 12 months, and a 1.00% CDSC if redeemed during the second 12 months.

AFSG may enter into agreements with brokers and dealers whereby such shares may be subject to a CDSC for one year only, not the twenty-four month period otherwise applicable to Class L shares.

CLASS M SHARES -- LEVEL LOAD

(Closed to new investors)

Class M shares are sold in amounts up to $1 million. With Class M shares, you pay an initial sales charge of 1.00% based on offering price. (The offering price includes the sales charge.) There are 12b-1 distribution and service fees of 0.90% per year. If you redeem within 18 months from the date of purchase, you will incur a CDSC of 1.00%.

Class M shares purchased on or after November 1, 1999 automatically convert to Class A shares after 10 years, lowering annual expenses from that time on.

CONTINGENT DEFERRED SALES CHARGE

Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. To ensure that you pay the lowest CDSC possible, the Fund will always use the shares with the lowest CDSC to fill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.

CLASS A SALES CHARGE REDUCTIONS

You can lower the sales charge percentage in four ways:

         -        Substantial investments receive lower sales charge rates.
                  Please see the SAI for details on these reductions.

         - The "rights of accumulation" allows you, your spouse and minor children to include existing Class A shares (or Class T shares of IDEX Janus Growth) as part of your current investments for sales charge purposes. Certain qualified groups are also eligible for rights of accumulation.

         - A "letter of intent" allows you to count all Class A share investments in an IDEX fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges.

         -        By investing as part of a qualified group.

                        CLASS A SHARE QUANTITY DISCOUNTS
               (ALL FUNDS EXCEPT IDEX JANUS FLEXIBLE INCOME, IDEX
           TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND, IDEX PIMCO TOTAL
             RETURN, IDEX PIMCO REAL RETURN TIPS, IDEX TRANSAMERICA
                             CONVERTIBLE SECURITIES,
          IDEX FEDERATED TAX EXEMPT AND IDEX TRANSAMERICA MONEY MARKET)

                                 SALES CHARGE AS % OF        SALES CHARGE AS % OF
     AMOUNT OF PURCHASE            OFFERING PRICE              AMOUNT INVESTED
  ----------------------------   --------------------        -------------------
  Under $50,000                          5.50%                       5.82%
  $50,000 to under $100,000              4.75%                       4.99%
  $100,000 to under $250,000             3.50%                       3.63%
  $250,000 to under $500,000             2.75%                       2.83%
  $500,000 to under $1,000,000           2.00%                       2.04%
  $1,000,000 and over                    0.00%                       0.00%

                        CLASS A SHARE QUANTITY DISCOUNTS
           (IDEX JANUS FLEXIBLE INCOME, IDEX TRANSAMERICA CONVERTIBLE
        SECURITIES, IDEX PIMCO TOTAL RETURN, IDEX PIMCO REAL RETURN TIPS,
         IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND & IDEX FEDERATED
                                   TAX EXEMPT)

                                    SALES CHARGE AS % OF        SALES CHARGE AS % OF
          AMOUNT OF PURCHASE           OFFERING PRICE              AMOUNT INVESTED
  -----------------------------     --------------------        --------------------
  Under $50,000                             4.75%                       4.99%
  $50,000 to under $100,000                 4.00%                       4.17%
  $100,000 to under $250,000                3.50%                       3.63%
  $250,000 to under $500,000                2.25%                       2.30%
  $500,000 to under $1,000,000              1.25%                       1.27%
  $1,000,000 and over                       0.00%                       0.00%

WAIVERS OF SALES CHARGES

WAIVER OF CLASS A AND CLASS T SALES CHARGES

    Class A and Class T shares may be purchased without a sales charge by:

         - Current or former IDEX trustees, directors, officers, full-time employees or sales representatives of IDEX, ATFA, any of the sub-advisers or any of their affiliates

         - Directors, officers, full-time employees and sales representatives of dealers having a sales agreement with ATFA.

         - Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.

         - "Wrap" accounts for the benefit of clients of certain broker-dealers, financial institutions or financial planners, who have entered into arrangements with IDEX or AFSG.

    Persons eligible to buy Class A and Class T shares at NAV may not impose a sales charge when they re-sell those shares.

WAIVER OF CLASS A, CLASS B, CLASS L, CLASS M, AND CLASS T REDEMPTION CHARGES

         You will not be assessed a sales charge for shares if you sell in the following situations

         - Following the death of the shareholder on redemptions from the deceased person's account only. If this deceased person's account is re-registered to another name, sales charges would continue to apply to this new account.

         - Following the total disability of the shareholder (as determined by the Social Security Administration -- applies only to shares held at the time the disability is determined).

         - On redemptions made under the Fund's systematic withdrawal plan (may not exceed 12% of the account value on the day the systematic withdrawal plan was established). NOTE: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance at the time of redemption.

         - If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.


MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- The Investment Adviser serves as the investment adviser for the Acquiring Fund. The investment adviser hired TIM, as sub-adviser, to furnish investment advice and recommendations. The investment adviser also monitors the sub-adviser's buying and selling of securities and administration of the Fund.

The Investment Adviser is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) (Western Reserve) and AUSA Holding Company (22%) (AUSA), both of which are indirect wholly-owned subsidiaries of AEGON N.V. Great Companies is a 30% owned indirect subsidiary of AUSA. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. TIM and the Distributor are affiliates of ATFA and the Fund.

AEGON/Transamerica Series Fund, Inc. (ATSF) received an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits ATSF and its investment adviser, the Investment Adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

The Order was issued to ATSF and is applicable to all open-end management investment companies advised by the Investment Adviser, or a person controlling, controlled by, or under common control with the Investment Adviser. ATSF and IDEX are affiliates and both are advised by the Investment Adviser; thus the Order includes both ATSF and IDEX. IDEX will also refer to this Order for any of the transactions listed above.

DISTRIBUTIONS AND DIVIDENDS

The Acquiring Fund pays dividends from net investment income, and distributes net capital gains, if any, at least annually. Dividends and distributions are automatically reinvested in additional shares of the respective class of the Acquiring Fund, unless the shareholder requests cash. There are no fees or sales charges on reinvestments.

FINANCIAL HIGHLIGHTS FOR ACQUIRING FUND

For a Share Outstanding Throughout Each Period:

The Acquiring Fund. The financial highlights table is intended to help you understand the Acquiring Fund's financial performance for its shares for each period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the IDEX financial statements, are included in the IDEX Annual Report, which is available upon request without charge.


                                                     INVESTMENT OPERATIONS                            DISTRIBUTIONS
               YEAR OR     NET ASSET     ----------------------------------------------  ------------------------------------------
               PERIOD        VALUE,             NET         NET REALIZED                   FROM NET     FROM NET
                ENDED      BEGINNING        INVESTMENT     AND UNREALIZED    TOTAL        INVESTMENT    REALIZED          TOTAL
               (D)(G)      OF PERIOD       INCOME (LOSS)    GAIN (LOSS)    OPERATIONS       INCOME    CAPITAL GAINS   DISTRIBUTIONS
   --------------------------------------------------------------------------------------------------------------------------------
   Class A   10/31/2003      $ 4.81          $(0.06)           $1.20        $ 1.14           $ --         $ --            $ --
             10/31/2002        4.81           (0.06)            0.06            --             --           --              --
             10/31/2001        8.70           (0.07)           (3.82)        (3.89)            --           --              --
             10/31/2000       10.00           (0.02)           (1.28)        (1.30)            --           --              --
   --------------------------------------------------------------------------------------------------------------------------------
   Class B   10/31/2003        4.70           (0.09)            1.18          1.09             --           --              --
             10/31/2002        4.73           (0.11)            0.08         (0.03)            --           --              --
             10/31/2001        8.66           (0.10)           (3.83)        (3.93)            --           --              --
             10/31/2000       10.00           (0.06)           (1.28)        (1.34)            --           --              --
   --------------------------------------------------------------------------------------------------------------------------------
   Class C   10/31/2003        4.70           (0.09)            1.18          1.09             --           --              --
             10/31/2002        4.74           (0.10)            0.06         (0.04)            --           --              --
             10/31/2001        8.66           (0.11)           (3.81)        (3.92)            --           --              --
             10/31/2000       10.00           (0.06)           (1.28)        (1.34)            --           --              --
   --------------------------------------------------------------------------------------------------------------------------------
   Class L   10/31/2003        4.62           (0.09)            1.26          1.17             --           --              --
   --------------------------------------------------------------------------------------------------------------------------------
   Class M   10/31/2003        4.72           (0.09)            1.18          1.09             --           --              --
             10/31/2002        4.75           (0.10)            0.07         (0.03)            --           --              --
             10/31/2001        8.67           (0.10)           (3.82)        (3.92)            --           --              --
             10/31/2000       10.00           (0.05)           (1.28)        (1.33)            --           --              --

                                                                                      RATIOS/SUPPLEMENTAL DATA
                                                                    ----------------------------------------------------------------
                                                                     RATIO OF EXPENSES TO
                                                                     AVERAGE NET ASSETS (A)
                                                       NET ASSETS,  ----------------------   NET INVESTMENT
              YEAR OR       NET ASSET                    END OF                                INCOME (LOSS)
               PERIOD     VALUE, END      TOTAL          PERIOD                                 TO AVERAGE          PORTFOLIO
              ENDED(G)     OF PERIOD     RETURN(C)       (000'S)     NET(E)     TOTAL(F)       NET ASSETS (A)     TURNOVER RATE (B)
------------------------------------------------------------------------------------------------------------------------------------
  Class A     10/31/2003     $5.95        23.70%        $147,340      1.75%       2.21%           (1.11)%                 97%
              10/31/2002      4.81         0.05           12,687      1.74        2.53            (1.35)                  32
              10/31/2001      4.81       (44.76)           3,807      1.55        2.83            (1.11)                  59
              10/31/2000      8.70       (12.96)           3,726      1.55        4.54            (1.23)                  19
------------------------------------------------------------------------------------------------------------------------------------
  Class B     10/31/2003      5.79        23.19           52,492      2.41        2.87            (1.76)                  97
              10/31/2002      4.70        (0.70)           5,897      2.39        3.18            (2.00)                  32
              10/31/2001      4.73       (45.35)           4,513      2.20        3.48            (1.76)                  59
              10/31/2000      8.66       (13.39)           4,366      2.20        5.19            (1.88)                  19
------------------------------------------------------------------------------------------------------------------------------------
  Class C     10/31/2003      5.79        23.19            9,598      2.41        2.87            (1.76)                  97
              10/31/2002      4.70        (0.70)           1,569      2.39        3.18            (2.00)                  32
              10/31/2001      4.74       (45.35)           1,530      2.20        3.48            (1.76)                  59
              10/31/2000      8.66       (13.39)           1,704      2.20        5.19            (1.88)                  19
------------------------------------------------------------------------------------------------------------------------------------
  Class L     10/31/2003      5.79        25.32              483      2.42        2.89            (1.78)                  97
------------------------------------------------------------------------------------------------------------------------------------
  Class M     10/31/2003      5.81        23.09            9,590      2.31        2.77            (1.66)                  97
              10/31/2002      4.72        (0.52)             909      2.29        3.08            (1.90)                  32
              10/31/2001      4.75       (45.26)           1,174      2.10        3.38            (1.66)                  59
              10/31/2000      8.67       (13.33)           2,090      2.10        5.09            (1.78)                  19


Notes to Financial Highlights

(a)      Annualized.

(b)      Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002 and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) IDEX Transamerica Growth Opportunities ("the Acquiring Fund") commenced operations on March 1, 2000. The inception date for the Fund's offering of share Class L was November 11, 2002..

                                   APPENDIX A


                       AGREEMENT & PLAN OF REORGANIZATION


THIS AGREEMENT & PLAN OF REORGANIZATION (the "Plan") is made as of the 2nd day of December 2003 by IDEX Mutual Funds (the "Company") with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of IDEX Transamerica Growth Opportunities (the "Acquiring Fund") and IDEX PBHG Mid Cap Growth (the "Acquired Fund"), separate series of the Company.

This Plan is intended to be, and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of Acquired Fund to Acquiring Fund in exchange solely for Class A, Class B, Class C, Class L and Class M voting shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares"), the assumption by Acquiring Fund of all liabilities of Acquired Fund, and the distribution of Acquiring Fund Shares to the shareholders of Acquired Fund in complete liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Company is an open-end, registered investment management company and Acquired Fund owns securities which generally are assets of the character in which Acquiring Fund is permitted to invest.

WHEREAS, the Trustees of the Company have determined that the exchange of all of the assets of Acquired Fund for Acquiring Fund Shares, and the assumption of all liabilities of Acquired Fund by Acquiring Fund, is in the best interests of Acquiring Fund and its shareholders, and that the interests of the existing shareholders of Acquiring Fund would not be diluted as a result of this transaction.

WHEREAS, the Trustees of the Company have determined, with respect to Acquired Fund, that the exchange of all of the assets of Acquired Fund for Acquiring Fund Shares, and the assumption of all liabilities of Acquired Fund by Acquiring Fund, is in the best interests of Acquired Fund and its shareholders, and that the interests of the existing shareholders of Acquiring Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Company, on behalf of Acquiring Fund and Acquired Fund separately, hereby covenants and agrees to the following terms and conditions:

1. TRANSFER OF ASSETS OF ACQUIRED FUND TO ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF ACQUIRED FUND

         1.1 Subject to the requisite approval of the shareholders of Acquired Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of Acquired Fund's assets, as set forth in paragraph 1.2, to Acquiring Fund, and Acquiring Fund agrees in exchange therefore: (i) to deliver to Acquired Fund the number of full and fractional Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares determined by dividing the value of Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

         1.2 The assets of Acquired Fund to be acquired by Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

         1.3 Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Acquiring Fund shall also assume all of the liabilities of Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

         1.4 Immediately after the transfer of assets provided for in paragraph 1.1, Acquired Fund will distribute to Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, Acquiring Fund Shares of the same class received by Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to Acquired Fund's shares, by the transfer of Acquiring Fund Shares then credited to the account of Acquired Fund on the books of Acquiring Fund to open accounts on the share records of Acquiring Fund in the names of Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be so credited to Class A, Class B, Class C, Class L and Class M Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of Acquired Fund shares of the corresponding class owned by such shareholders on the Closing Date. All issued and outstanding shares of Acquired Fund will simultaneously be canceled on the books of Acquired Fund, although share certificates representing interests in shares of each class of Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with
                  Section 2.3. Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

         1.5 Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Shares of Acquiring Fund will be issued in the manner described in Acquiring Fund's then-current prospectus and statement of additional information.

         1.6 Any reporting responsibility of Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Acquired Fund.

2.       VALUATION

         2.1 The value of Assets shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the then-current prospectus and statement of additional information, and valuation procedures established by the Company's Board of Trustees.

         2.2 The net asset value of a Class A, Class B, Class C, Class L or Class M Acquiring Fund Share shall be the net asset value per share computed with respect to that class on the Valuation Date as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the then-current prospectus or statement of additional information with respect to Acquiring Fund, and valuation procedures established by the Company's Board of Trustees.

         2.3 The number of Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for Acquired Fund's assets shall be determined by dividing the value of the net assets with respect to Class A, Class B, Class C, Class L and Class M shares of Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of Acquiring Fund Share, determined in accordance with paragraph 2.2.

         2.4 All computations of value shall be made by Acquired Fund's designated record keeping agent, and shall be subject to review by the independent certified public accountants for IDEX.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be April 30, 2004, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern time. The Closing shall be held at the offices of the Company or at such other time and/or place as the parties will agree.

         3.2 The Company shall direct Investors Bank & Trust Company, as custodian for Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Acquired Fund as of the Closing Date for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund.

         3.3 AEGON/Transamerica Investor Services, Inc., as transfer agent for Acquired Fund (the "Transfer Agent"), shall deliver, on behalf of Acquired Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class L and Class M shares owned by each such shareholder immediately prior to the Closing.

         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of Acquiring Fund or Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Company, accurate appraisal of the value of the net assets of Acquiring Fund or Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Company, on behalf of Acquired Fund, represents and warrants to Acquiring Fund as follows:

                  (a) Acquired Fund is duly organized as a series of the Company, which is a business trust duly organized and validly existing under the laws of the state of Massachusetts, with power under the Company's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

                  (b) The Company is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, and such as may be required by state securities laws;

                  (d) The current prospectus and statement of additional information of Acquired Fund and each prospectus and statement of additional information of Acquired Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) On the Closing Date, the Company, on behalf of Acquired Fund will have good and marketable title to the Assets to be transferred to Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Company, on behalf of Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to Acquiring Fund;

                  (f) Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of Acquired Fund is a party or by which it is bound, or
                           (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of Acquired Fund, is a party or by which it is bound;

                  (g) Material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;

                  (h) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (i) The Statement of Assets and Liabilities, including the Schedule of Investments, at October 31, 2003 of Acquired Fund, and the Statements of Operations and of Changes in Net Assets and the Financial Highlights for the periods then ended, have been audited by PricewaterhouseCoopers LLP, independent certified public accountants. Such statements are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to Acquiring
                           Fund) present fairly, in all material respects, the financial condition of Acquired Fund as of such date;

                  (j) Since October 31, 2003 there has been no material adverse change in Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund due to declines in market values of securities in Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of Acquired Fund shall not constitute a material adverse change;

                  (k) On the Closing Date, all federal and other tax returns and reports of Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

                  (m) All issued and outstanding shares of Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of Acquired Fund, as provided in paragraph
                           3.3. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of Acquired Fund, nor is there outstanding any security convertible into any of Acquired Fund shares;

                  (n) The execution and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Company, on behalf of Acquired Fund, and, subject to the approval of the shareholders of Acquired Fund, this Plan will constitute a valid and binding obligation of Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (o) The information to be furnished by Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

         4.2 The Company, on behalf of Acquiring Fund, represents and warrants to Acquired Fund as follows:

                  (a) Acquiring Fund is duly organized as a series of the Company, which is a business trust duly organized and validly existing under the laws of the State of Massachusetts, with power under the Company's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

                  (b) The Company is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of Acquiring Fund, are in full force and effect;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

                  (d) The current prospectus and statement of additional information of Acquiring Fund and each prospectus and statement of additional information of Acquiring Fund used at all times prior to the date of the Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) On the Closing Date, the Company, on behalf of Acquiring Fund, will have good and marketable title to Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which Acquired Fund has received notice and necessary documentation at or prior to the Closing;

                  (f) Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Acquiring Fund, is a party or by which it is bound;

                  (g) Except as otherwise disclosed in writing to and accepted by Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (h) The Statement of Assets and Liabilities, including the Schedule of Investments, at October 31, 2003 of the Acquiring Fund, and the Statement of Operations and of Changes in Net Assets and the Financial Highlights for the periods then ended, have been audited by PricewaterhouseCoopers LLP, independent certified public accountants. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to Acquired Fund) present fairly, in all material respects, the financial condition of Acquiring Fund as of such date;

                  (i) Since October 31, 2003, there has not been any material adverse change in Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of Acquiring Fund due to declines in market values of securities in Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of Acquiring Fund, shall not constitute a material adverse change;

                  (j) On the Closing Date, all federal and other tax returns and reports of Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (k) For each taxable year of its operation, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

                  (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

                  (m) The execution, delivery and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Company on behalf of Acquiring Fund and this Plan will constitute a valid and binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (n) Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Company;

                  (o) The information to be furnished by Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

                  (p) That insofar as it relates to Company or Acquiring Fund, the Registration Statement relating to Acquiring Fund Shares issuable hereunder, and the proxy materials of Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by Acquired Fund for use therein, and
                           (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.       COVENANTS OF ACQUIRING FUND AND ACQUIRED FUND

         5.1 Acquiring Fund and Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

         5.2 Acquired Fund will call a meeting of shareholders of Acquired Fund to consider and act upon this Plan and to take all other actions necessary to obtain approval of the transactions contemplated herein.

         5.3 To the extent required by applicable law, the Company will call a meeting of the shareholders of Acquired Fund to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.4 Acquired Fund covenants that the Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

         5.5 Acquired Fund will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

         5.6 Subject to the provisions of this Plan, Acquiring Fund and Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

         5.7 As soon as is reasonably practicable after the Closing, Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares received at the Closing.

         5.8 Acquiring Fund and Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

         5.9 The Company, on behalf of Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company, on behalf of Acquiring Fund's, title to and possession of Acquiring Fund's shares to be delivered hereunder, and (b) the Company, on behalf of Acquiring Fund's, title to and possession of all of the assets and otherwise to carry out the intent and purpose of this Plan.

         5.10 Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

         The obligations of the Company, on behalf of Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of the Company, on behalf of Acquiring Fund, and the Company contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         6.2 The Company, on behalf of Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company, on behalf of Acquiring Fund, on or before the Closing Date; and

         6.3 Acquired Fund and Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

         The obligations of the Company, on behalf of Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Company, on behalf of Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Company, on behalf of Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company, on behalf of Acquired Fund, on or before the Closing Date;

         7.3 The Company, on behalf of Acquired Fund and Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

       7.4 Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND
         ACQUIRED FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Company, on behalf of Acquired Fund or Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

         8.1 The Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of the Company's Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund. Notwithstanding anything herein to the contrary, Company, on behalf of Acquiring Fund or Acquired Fund, may not waive the conditions set forth in this paragraph 8.1;

         8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

         8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

         8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         8.5 Dechert shall deliver an opinion addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

9.       BROKERAGE FEES AND EXPENSES

         9.1 The Company, on behalf of Acquiring Fund, represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         9.2 The expenses relating to the proposed Reorganization will be paid by the Investment Adviser, AEGON/Transamerica Fund Advisers, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing Acquiring Fund's prospectus and Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of Acquired Fund and Acquiring Fund in sections 9.1 and 9.2 shall survive the Closing.

11.      TERMINATION

         This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

12.      AMENDMENTS

         This Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company; provided, however, that following any meeting of the shareholders called by the Company, on behalf of Acquired Fund, pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

13.      HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

         13.2 This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original.

         13.3 This Plan shall be governed by and construed in accordance with the laws of the State of Massachusetts without regard to its principles of conflicts of laws.

         13.4 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

         13.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of Acquired Fund, as provided in the Declaration of Trust of the Company. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Company, on behalf of Acquired Fund and Acquiring Fund, has caused this Plan to be approved and executed by its President.

                                     IDEX Mutual Funds

                                     By: /s/ Brian C. Scott
                                     Name:  Brian C. Scott

                                     Title:  President & Chief Executive Officer

                                   APPENDIX B


IDEX TRANSAMERICA GROWTH OPPORTUNITIES

MARKET ENVIRONMENT

The twelve months ended October 31, 2003, were an uneven period for U.S. equity markets. Following a mild recovery in November 2002, markets plummeted until March 2003, then rebounded vigorously. While the mid-year decline can be attributed largely to apprehension about the war in Iraq, the gains that proceeded and followed that dip were triggered primarily by anticipation of a robust economic recovery. Stocks in economically sensitive industries--for example, metals and mining, semiconductors, airlines and wireless telecommunications--were the biggest beneficiaries of this tide of optimism.

PERFORMANCE

For the year ended October 31, 2003, IDEX Transamerica Growth Opportunities underperformed its primary and secondary benchmarks, the Russell 2500 Growth Index and the Russell 2000 Value Index, which returned 44.76% and 43.37%, respectively. We attribute the relative underperformance to a lack of cyclical stocks in the portfolio; with rare exception, companies in the traditionally cyclical industries, that have led the market since March, do not meet our investment criteria.

STRATEGY REVIEW

Our ideal candidate for investment is a quality company benefiting from a positive long-term secular trend. Seasoned management, high returns on capital, strong free cash flow reinvested to enhance shareholder value, and sustainable competitive advantages are also essential. The portfolio's largest contributor to performance, SkillSoft PLC ("SkillSoft"), provides an excellent example. Skillsoft is the top competitor among online education and training companies. Its management team is conservative and very focused on executing its business plan. They have done an admirable job of consolidating their position in the training industry, which is rapidly moving in their direction (i.e., online delivery).Having said that, we should also point out that, during this period, SkillSoft performed far beyond what its pure fundamentals would have dictated; like many other technology-related stocks, it benefited from the rising tide of investor sentiment that went hand-in-glove with expectations of a healthier U.S. economy. Other strong contributors to results included consumer electronics retailer RadioShack Corporation "RadioShack"), a long-time holding, and XM Satellite Radio Holdings Inc. ("XM Satellite") and GTECH Holdings Corporation ("GTECH"), both newcomers to the portfolio. In recent years, RadioShack has focused on improving returns from its existing stores rather than expanding. It is now generating considerable excess cash flow and returning the excess to shareholders. XM Satellite presents a good example of the kind of company we like to discover early in its development. For just $10 a month, subscribers receive high-quality signals for more than 100 radio channels. The company has limited competition. That advantage, along with an improving balance sheet, caught investors' attention this year, resulting in an increase in its' stock price. GTECH provides software, networks and professional services for transaction processing, with an emphasis on the lottery industry. With a growing number of states turning to lotteries to supplement revenues, GTECH has experienced considerable growth. Our one major disappointment during the period was Investment Technology Group, Inc. ("ITG"), a purveyor of third-party securities-trading technology. In retrospect it is clear that we overestimated the company's ability to take market share from its competitors. Although we continue to believe in the quality of its management, we exited the stock.

OUTLOOK

We are pleased with the market's recent progress, but we doubt that it is a harbinger of a strong, broad-based and sustained rebound for equities. We believe we can continue to expect modest, as compared to hearty, economic expansion, a situation that could challenge cyclical industries and companies. In addition, many companies that have ridden high of late, including a large number of technology companies, may be negatively impacted by new regulations from the Financial Accounting Standards Board ("FASB"). By January 2005, companies that compensate employees with equity must begin to account for that expense. Given the tepid state of the economy and the potential impact of these new regulations, we continue to prefer uniquely positioned businesses that treat equity-based compensation appropriately and are positioned in solid areas of growth.

Christopher J. Bonavico
Kenneth F. Broad
Co-Fund Managers
Transamerica Investment Management, LLC

IDEX Transamerica Growth Opportunities
....SEEKS TO MAXIMIZE LONG-TERM GROWTH.
IDEX Mutual Funds Annual Report 2003
IDEX Transamerica Growth Opportunities 1

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED 10/31/03

                  1 Year          From Inception        Inception Date
                  ------          --------------        --------------

Class A (NAV)      23.70%            -13.19%                 3/1/00
Class A (POP)      16.90%            -14.51%                 3/1/00
Russell 2500(1)    44.76%            -12.99%                 3/1/00
Russell 2000(1)    43.37%            - 1.08%                 3/1/00
Class B (NAV)      23.19%            -13.83%                 3/1/00
Class B (POP)      18.19%            -14.30%                 3/1/00
Class C (NAV)      23.19%            -13.83%                 3/1/00
Class L (NAV)    - 25.32%                                  11/11/02
Class L (POP)    - 23.32%                                  11/11/02
Class M (NAV)      23.09%            -13.75%                 3/1/00
Class M (POP)      20.86%            -13.98%                 3/1/00

NOTES

(1) The Russell 2500 Growth (Russell 2500) Index and the Russell 2000 (Russell
2000) are unmanaged indexes used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

For reporting periods through October 31, 2002, the .ne ahs selected the Russell 2000 Index as its benchmark measure; however, the Russell 2500 Growth is more appropriate for comparisons to the fund. Source: Standard & Poor's Micropaltr Micropal, Inc. 2003 -1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

                                   APPENDIX C

As of February 27, 2004, the following persons owned beneficially or of record 5% or more of the outstanding shares of the Acquired Fund:

 -------------------------- ----------- ------------------------------- -------------------------------
 NAME AND ADDRESS             CLASS     % OF THE ACQUIRED FUND BEFORE   % OF THE ACQUIRING FUND AFTER
                                                REORGANIZATION                  REORGANIZATION
 -------------------------- ----------- ------------------------------- -------------------------------

 -------------------------- ----------- ------------------------------- -------------------------------

 -------------------------- ----------- ------------------------------- -------------------------------

 -------------------------- ----------- ------------------------------- -------------------------------

                                     PART B
                                IDEX Mutual Funds


                       Statement of Additional Information
                                 March 10, 2004



Acquisition of the Assets and Liabilities of                      By and in Exchange for Shares of
IDEX PBHG Mid Cap Growth (the "Acquired Fund")                    IDEX Transamerica Growth Opportunities (the "Acquiring Fund")
570 Carillon Parkway, St. Petersburg, Florida 33716               570 Carillon Parkway, St. Petersburg, Florida 33716

This Statement of Additional Information is available to the shareholders of the Acquired Fund in connection with a proposed transaction whereby all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund.

This Statement of Additional Information of the Acquiring Fund consists of this cover page, pro forma financial statements, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for IDEX Mutual Funds dated March 1, 2003.

2. The Financial Statements of the Acquired Fund and the Acquiring Fund as included in the IDEX Annual Report for the year ended October 31, 2003, Registration No. 033-02659 (Annual Report filed on Form N-CSR on January 8, 2003).

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March 10, 2004 relating to the reorganization of the Acquired Fund may be obtained, without charge, by writing to IDEX Mutual Funds at 570 Carillon Parkway, St. Petersburg, Florida 33716 or calling (888) 233-4339. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

REORGANIZATION BETWEEN IDEX PBHG MID CAP GROWTH AND IDEX TRANSAMERICA GROWTH OPPORTUNITIES

PRO FORMA SCHEDULE OF INVESTMENTS
AT OCTOBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)



                                                        IDEX PBHG                 IDEX TRANSAMERICA
                                                      MID CAP GROWTH             GROWTH OPPORTUNITIES             PRO FORMA FUND
                                                   ---------------------         ---------------------         ---------------------
                                                   SHARES         VALUE          SHARES         VALUE          SHARES         VALUE
                                                   ------        -------         -------       -------         -------       -------
COMMON STOCKS

        APPAREL & ACCESSORY STORES

    Chico's FAS, Inc. (a) (b)                       23,000       $   863              --       $    --          23,000       $   863
    Christopher & Banks Corporation                 24,000           701              --            --          24,000           701
    Hot Topic, Inc. (a) (b)                         15,500           445              --            --          15,500           445
    Pacific Sunwear of California, Inc. (a) (b)     25,500           589              --            --          25,500           589
    Ross Stores, Inc.                               10,000           500              --            --          10,000           500

        AUTOMOTIVE

    Gentex Corporation (b)                              --            --         250,000         9,762         250,000         9,762

        AUTOMOTIVE DEALERS & SERVICE STATIONS

    O'Reilly Automotive, Inc. (a)                   17,500           758              --            --          17,500           758

        BUSINESS CREDIT INSTITUTIONS

    Financial Federal Corporation (a) (b)               --            --         297,500         9,981         297,500         9,981

        BUSINESS SERVICES

    Ask Jeeves, Inc. (a) (b)                        20,000           383              --            --          20,000           383
    eBay Inc. (a)                                      630            35              --            --             630            35
    Fair, Isaac and Company, Incorporated            4,500           287              --            --           4,500           287
    Getty Images, Inc. (a)                             400            18              --            --             400            18
    Moody's Corporation                                 --            --         115,000         6,650         115,000         6,650

        COMMUNICATION

    Global Payments Inc.                                --            --         175,000         7,289         175,000         7,289
    XM Satellite Radio Holdings Inc. (a) (b)            --            --         290,000         5,875         290,000         5,875

        COMMUNICATIONS EQUIPMENT

    ADTRAN, Inc.                                    10,000           680              --            --          10,000           680
    Nokia Oyj - ADR                                    800            14              --            --             800            14
    QUALCOMM Incorporated                              300            14              --            --             300            14

        COMPUTER & DATA PROCESSING SERVICES

    Adobe Systems Incorporated                      38,500         1,688              --            --          38,500         1,688
    Anteon International Corporation (a) (b)        18,000           615              --            --          18,000           615
    BARRA, Inc. (a)                                     --            --         185,000         7,030         185,000         7,030
    CACI International Inc. - Class A (a)           14,000           693              --            --          14,000           693
    Citrix Systems, Inc. (a)                        18,000           455              --            --          18,000           455
    Cognizant Technology Solutions
      Corporation (a)                               28,500         1,294              --            --          28,500         1,294
    Cognos Incorporated (a)                         37,000         1,275              --            --          37,000         1,275
    Fiserv, Inc. (a)                                14,500           512              --            --          14,500           512
    GTECH Holdings Corporation                          --            --         235,000        10,500         235,000        10,500
    Microsoft Corporation                            1,800            47              --            --           1,800            47
    Network Associates, Inc. (a)                    27,500           383              --            --          27,500           383
    Oracle Corporation (a)                           2,400            29              --            --           2,400            29
    PeopleSoft, Inc. (a)                            65,000         1,349              --            --          65,000         1,349
    Siebel Systems, Inc. (a)                        44,000           554              --            --          44,000           554
    SkillSoft PLC - ADR (a)                             --            --       1,725,000        13,766       1,725,000        13,766

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX PBHG MID CAP GROWTH AND IDEX TRANSAMERICA GROWTH OPPORTUNITIES

PRO FORMA SCHEDULE OF INVESTMENTS
AT OCTOBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                            IDEX PBHG              IDEX TRANSAMERICA
                                                         MID CAP GROWTH          GROWTH OPPORTUNITIES           PRO FORMA FUND
                                                      --------------------      ----------------------      ----------------------
                                                      SHARES        VALUE        SHARES         VALUE        SHARES         VALUE
                                                      ------       -------      ---------      -------      ---------      -------
   Symantec Corporation (a)                            28,000      $ 1,866             --      $    --         28,000      $ 1,866
   Take-Two Interactive Software, Inc. (a) (b)         16,000          633             --           --         16,000          633
   Yahoo! Inc. (a)                                      3,600          157             --           --          3,600          157

       COMPUTER & OFFICE EQUIPMENT

   Cisco Systems, Inc. (a)                              4,400           92             --           --          4,400           92
   Cray Inc.  (a)                                     101,900        1,326             --           --        101,900        1,326
   Dell Computer Corporation (a)                        1,000           36             --           --          1,000           36
   Emulex Corporation (a) (b)                          31,200          884             --           --         31,200          884
   Foundry Networks, Inc.  (a)                         39,000          907             --           --         39,000          907
   Network Appliance, Inc. (a) (b)                     32,500          802             --           --         32,500          802
   SanDisk Corporation (a) (b)                          8,500          685             --           --          8,500          685

       CONSTRUCTION

   Chicago Bridge & Iron Company NV - NY Shares        20,500          559             --           --         20,500          559
   Jacobs Engineering Group Inc. (a)                   10,500          486             --           --         10,500          486

       DRUG STORES & PROPRIETARY STORES

   Omnicare, Inc.                                      22,500          863             --           --         22,500          863

       EDUCATIONAL SERVICES

   Apollo Group, Inc. - Class A  (a)                    5,100          324             --           --          5,100          324
   Career Education Corporation (a)                    34,964        1,872             --           --         34,964        1,872
   Corinthian Colleges, Inc. (a)                       23,401        1,449             --           --         23,401        1,449
   DeVRY Inc. (a)                                          --           --        470,000       11,407        470,000       11,407
   University of Phoenix Online (a)                    13,700          942             --           --         13,700          942

       ELECTRONIC & OTHER ELECTRIC EQUIPMENT

   Gemstar-TV Guide International, Inc. (a)                --           --      1,195,000        5,605      1,195,000        5,605
   Wilson Greatbatch Technologies, Inc. (a)             5,600          211             --           --          5,600          211

       ELECTRONIC COMPONENTS & ACCESSORIES

   AMIS Holdings, Inc. (a)                             27,900          562             --           --         27,900          562
   Broadcom Corporation - Class A (a) (b)              38,400        1,227             --           --         38,400        1,227
   Cypress Semiconductor Corporation (a) (b)           34,000          730             --           --         34,000          730
   Intersil Corporation - Class A                      20,500          529             --           --         20,500          529
   Jabil Circuit, Inc. (a)                             22,000          613             --           --         22,000          613
   Linear Technology Corporation                       18,000          767             --           --         18,000          767
   Marvell Technology Group Ltd. (a) (b)               36,000        1,579             --           --         36,000        1,579
   Maxim Integrated Products                            6,500          323             --           --          6,500          323
   Microchip Technology Incorporated                   26,500          867             --           --         26,500          867
   OmniVision Technologies, Inc. (a) (b)               10,000          568             --           --         10,000          568
   QLogic Corporation  (a) (b)                         22,900        1,284             --           --         22,900        1,284
   Silicon Laboratories Inc. (a)                       18,000          972             --           --         18,000          972
   Vishay Intertechnology, Inc. (a)                    33,500          628             --           --         33,500          628

       ENVIRONMENTAL SERVICES

   Stericycle, Inc. (a)                                15,300          707             --           --         15,300          707

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX PBHG MID CAP GROWTH AND IDEX TRANSAMERICA GROWTH OPPORTUNITIES

PRO FORMA SCHEDULE OF INVESTMENTS
AT OCTOBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                            IDEX PBHG             IDEX TRANSAMERICA
                                                          MID CAP GROWTH         GROWTH OPPORTUNITIES           PRO FORMA FUND
                                                       -------------------      ----------------------      ----------------------
                                                       SHARES       VALUE        SHARES         VALUE        SHARES         VALUE
                                                       ------      -------      ---------      -------      ---------      -------
       FURNITURE & HOME FURNISHINGS STORES

   Cost Plus, Inc. (a)                                 18,500      $   849             --      $    --         18,500      $   849
   Williams-Sonoma, Inc. (a)                           20,500          724             --           --         20,500          724

       HEALTH SERVICES

   Caremark Rx, Inc. (a) (b)                           12,200          306             --           --         12,200          306
   Lincare Holdings Inc. (a)                           16,500          643             --           --         16,500          643
   Odyssey HealthCare, Inc. (a)                        23,650          656             --           --         23,650          656
   Select Medical Corporation (a)                      19,000          638             --           --         19,000          638

       INDUSTRIAL MACHINERY & EQUIPMENT

   FMC Technologies, Inc. (a)                          21,300          428             --           --         21,300          428
   Graco Inc.                                              --           --         50,000        1,905         50,000        1,905
   Lam Research Corporation (a) (b)                    21,500          618             --           --         21,500          618
   Varian Semiconductor Equipment
    Associates, Inc. (a)                               16,000          774             --           --         16,000          774
   Zebra Technologies Corporation - Class A (a)        16,950          965             --           --         16,950          965

       INSTRUMENTS & RELATED PRODUCTS

   Avid Technology, Inc. (a) (b)                       15,000          776             --           --         15,000          776
   Cognex Corporation                                  20,500          550             --           --         20,500          550

       LEATHER & LEATHER PRODUCTS

   Coach, Inc. (a)                                     32,200        1,142             --           --         32,200        1,142

       MANAGEMENT SERVICES

   Corporate Executive Board Company (The) (a) (b)     33,500        1,709             --           --         33,500        1,709
   ServiceMaster Company (The)                             --           --      1,000,000       11,470      1,000,000       11,470

       MEDICAL INSTRUMENTS & SUPPLIES

   DENTSPLY International Inc.                         15,200          672             --           --         15,200          672
   ResMed Inc. (a) (b)                                 22,000          919             --           --         22,000          919
   Respironics, Inc. (a)                                9,100          379             --           --          9,100          379
   Varian Medical Systems, Inc.  (a)                   19,000        1,215             --           --         19,000        1,215

       OIL & GAS EXTRACTION

   EOG Resources, Inc.                                     --           --        240,000       10,114        240,000       10,114

       PAPER & ALLIED PRODUCTS

   Pactiv Corporation (a)                                  --           --        200,000        4,410        200,000        4,410

       PAPERBOARD CONTAINERS & BOXES

   Packaging Corporation of America (a)                    --           --        495,000        9,751        495,000        9,751

       PERSONAL SERVICES

   Weight Watchers International, Inc. (a) (b)             --           --        275,000       10,148        275,000       10,148

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX PBHG MID CAP GROWTH AND IDEX TRANSAMERICA GROWTH OPPORTUNITIES

PRO FORMA SCHEDULE OF INVESTMENTS
AT OCTOBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                            IDEX PBHG              IDEX TRANSAMERICA
                                                          MID CAP GROWTH          GROWTH OPPORTUNITIES           PRO FORMA FUND
                                                       -------------------        --------------------        --------------------
                                                       SHARES       VALUE         SHARES        VALUE         SHARES        VALUE
                                                       ------      -------        -------      -------        -------      -------
       PHARMACEUTICALS

   American Pharmaceutical Partners, Inc. (a) (b)       5,250      $   128             --      $    --          5,250      $   128
   Celgene Corporation (a)                             19,500          813             --           --         19,500          813
   Invitrogen Corporation (a)                          11,500          731             --           --         11,500          731
   Martek Biosciences Corp. (a) (b)                     5,000          242             --           --          5,000          242
   Medicines Company (The) (a)                          8,000          213             --           --          8,000          213
   Taro Pharmaceutical Industries Ltd. (a)             11,000          707             --           --         11,000          707
   Techne Corporation (a)                              15,000          522        325,000       11,320        340,000       11,842

       RADIO, TELEVISION & COMPUTER STORES

   RadioShack Corporation                                  --           --        325,000        9,746        325,000        9,746

       RESEARCH & TESTING SERVICES

   Affymetrix, Inc. (a) (b)                            20,500          525             --           --         20,500          525
   Gen-Probe Incorporated (a)                           7,200          193             --           --          7,200          193

       RESTAURANTS

   Applebee's International, Inc.                      17,500          656             --           --         17,500          656
   Cheesecake Factory Incorporated (The) (a)           11,500          459             --           --         11,500          459
   IHOP Corp.                                              --           --        246,300        9,138        246,300        9,138

       RETAIL TRADE

   Amazon.com, Inc. (a)                                   200           11             --           --            200           11
   CDW Corporation                                     16,000          961             --           --         16,000          961
   PETCO Animal Supplies, Inc. (a)                     19,000          630             --           --         19,000          630
   PETsMART, Inc.                                      20,500          525             --           --         20,500          525
   Schein (Henry), Inc. (a)                            11,500          714             --           --         11,500          714
   Staples, Inc. (a) (b)                               25,500          684             --           --         25,500          684
   Tiffany & Co. (b)                                   18,000          854             --           --         18,000          854

       SAVINGS INSTITUTIONS

   New York Community Bancorp, Inc. (b)                39,533        1,431             --           --         39,533        1,431

       SECURITY & COMMODITY BROKERS

   BlackRock, Inc.                                         --           --        175,000        8,986        175,000        8,986

       TRANSPORTATION & PUBLIC UTILITIES

   C.H. Robinson Worldwide, Inc.                           --           --        255,000        9,991        255,000        9,991
   Expeditors International of Washington, Inc.            --           --        280,000       10,511        280,000       10,511

       VARIETY STORES

   Dollar Tree Stores, Inc. (a)                        16,500          630             --           --         16,500          630
   Family Dollar Stores, Inc.                          22,800          994             --           --         22,800          994

       WHOLESALE TRADE NONDURABLE GOODS

   Tractor Supply Company (a)                          16,200          679             --           --         16,200          679
                                                                   -------                     --------                    --------
   TOTAL COMMON STOCKS
   (cost: $ 210,539)                                               $66,896                     $195,355                    $262,251
                                                                   -------                     --------                    --------

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX PBHG MID CAP GROWTH AND IDEX TRANSAMERICA GROWTH OPPORTUNITIES

PRO FORMA SCHEDULE OF INVESTMENTS
AT OCTOBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)


                                                           IDEX PBHG                IDEX TRANSAMERICA
                                                         MID CAP GROWTH           GROWTH OPPORTUNITIES           PRO FORMA FUND
                                                     ----------------------       ---------------------      ---------------------
                                                     PRINCIPAL        VALUE       PRINCIPAL       VALUE      PRINCIPAL       VALUE
                                                     ---------        -----       ---------       -----      ---------       -----
SECURITY LENDING COLLATERAL
    DEBT
        BANK NOTES

    Canadian Imperial Bank of Commerce
       1.12%, due  11/04/2003 ..................        $  570        $  570        $1,058        $1,058        $1,628        $1,628
    Fleet National Bank
       1.06%, due  01/21/2004 ..................           799           799         1,482         1,482         2,281         2,281

        EURO DOLLAR TERMS

    Bank of Montreal
       1.03%, due  11/13/2003 ..................           456           456           847           847         1,303         1,303
       1.04%, due  11/14/2003 ..................           401           401           744           744         1,145         1,145
    Bank of Nova Scotia (The)
       1.06%, due  11/12/2003 ..................           228           228           423           423           651           651
    Bank of Scotland
       1.04%, due  11/14/2003 ..................           456           456           847           847         1,303         1,303
    Citigroup, Inc. ............................
       1.08%, due  01/05/2004 ..................           685           685         1,270         1,270         1,955         1,955
    Credit Agricole Indosuez
       1.08%, due  01/06/2004 ..................           502           502           931           931         1,433         1,433
    Den Danske Bank
       1.04%, due  11/10/2003 ..................           228           228           423           423           651           651
       1.08%, due  01/20/2004 ..................           684           684         1,270         1,270         1,954         1,954
    Royal Bank of Canada
       1.04%, due  11/24/2003 ..................           570           570         1,058         1,058         1,628         1,628
       1.06%, due  12/08/2003 ..................           228           228           423           423           651           651
    Royal Bank of Scotland Group PLC (The)
       1.08%, due  01/15/2004 ..................           684           684         1,270         1,270         1,954         1,954
    SouthTrust Bank
       1.08%, due  01/16/2004 ..................           684           684         1,270         1,270         1,954         1,954
    Wells Fargo & Company
       1.04%, due  11/20/2003 ..................           684           684         1,270         1,270         1,954         1,954

        PROMISSORY NOTES

    Goldman Sachs Group, Inc. (The)
       1.15%, due  11/03/2003 ..................           799           799         1,482         1,482         2,281         2,281

        REPURCHASE AGREEMENTS (C)

    Goldman Sachs Group, Inc. (The)
       1.10% Repurchase Agreement
       dated 10/31/2003 to be repurchased
       at $651 on 11/03/2003 ...................        $  228        $  228        $  423        $  423        $  651        $  651
    Merrill Lynch & Co., Inc. ..................
       1.10% Repurchase Agreement
       dated 10/31/2003 to be repurchased
       at $7,494 on 11/03/2003 .................        $2,624        $2,624        $4,870        $4,870        $7,494        $7,494

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX PBHG MID CAP GROWTH AND IDEX TRANSAMERICA GROWTH OPPORTUNITIES

PRO FORMA SCHEDULE OF INVESTMENTS
AT OCTOBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)


                                                         IDEX PBHG                IDEX TRANSAMERICA
                                                       MID CAP GROWTH           GROWTH OPPORTUNITIES            PRO FORMA FUND
                                                    --------------------       ----------------------       -----------------------
                                                     SHARES       VALUE         SHARES         VALUE          SHARES        VALUE
                                                    ---------    -------       ---------      -------       ---------      --------
INVESTMENT COMPANIES
        MONEY MARKET FUNDS

    Merrimac Cash Series Fund - Premium Class
       1-day yield of 0.97% ...................     1,596,848    $  1,597      2,963,496      $  2,964      4,560,344      $  4,561
                                                                 --------                     --------                     --------
    Total Security Lending Collateral
    (cost: $37,432 ) ..........................                  $ 13,107                     $ 24,325                     $ 37,432
                                                                 --------                     --------                     --------
    Total Investment Securities
    (cost: $247,971 ) .........................                  $ 80,003                     $219,680                     $299,683
                                                                 ========                     ========                     ========

SUMMARY:

    Investments, at value .....................         117.6%   $ 80,003          100.1%     $219,680          104.2%     $299,683
    Liabilities in excess of other assets .....         -17.6%    (11,971)          -0.1%         (177)          -4.2%      (12,148)
                                                    ---------    --------      ---------      --------      ---------      --------
    Net assets ................................         100.0%   $ 68,032          100.0%     $219,503         100.00%     $287,535
                                                    =========    ========      =========      ========      =========      ========


NOTES TO SCHEDULE OF INVESTMENTS:

(a)      No dividends were paid during the preceding twelve months.

(b) At October 31, 2003, all or a portion of this security is on loan. The market value at October 31, 2003 of all securities on loan is $36,185.

(c) Cash collateral for the Repurchase Agreements, valued at $8,209, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

DEFINITIONS:

ADR      American Depositary Receipt

Amounts shown as " -- " represent amounts that are zero or those that round to less than $1,000.

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX PBHG MID CAP GROWTH AND IDEX TRANSAMERICA GROWTH OPPORTUNITIES

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
AT OCTOBER 31, 2003
(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                    IDEX              IDEX
                                                                    PBHG          Transamerica                    Consolidated
                                                                   Mid Cap           Growth                         Pro Forma
                                                                   Growth         Opportunities     Adjustments       Fund
                                                                  ---------       -------------     -----------   ------------
ASSETS:

  Investments in securities, at value (cost: $247,971)
   (including $36,185 of securities loaned)                       $  80,003         $ 219,680         $   --        $ 299,683
  Cash                                                                7,547            24,070             --           31,617
  Receivables:
   Investment securities sold                                         1,086                --             --            1,086
   Shares of beneficial interest sold                                   103               575             --              678
   Interest                                                               1                 5             --                6
   Dividends                                                              3               222             --              225
  Due from investment adviser                                            39                --             --               39
  Other                                                                  17                22             --               39
                                                                  ---------         ---------         ------        ---------
                                                                     88,799           244,574             --          333,373
                                                                  ---------         ---------         ------        ---------

LIABILITIES:
Investment securities purchased                                       7,309                --             --            7,309
Accounts payable and accrued liabilities:
  Shares of beneficial interest redeemed                                 63               228             --              291
  Management and advisory fees                                           --                99             --               99
  Distribution fees                                                      44               101             --              145
  Transfer agent fees                                                   115               183             --              298
Payable for securities on loan                                       13,107            24,325             --           37,432
Other                                                                   129               135             --              264
                                                                  ---------         ---------         ------        ---------
                                                                     20,767            25,071             --           45,838
                                                                  ---------         ---------         ------        ---------

NET ASSETS                                                        $  68,032         $ 219,503         $   --        $ 287,535
                                                                  =========         =========         ======        =========

NET ASSETS CONSIST OF:
Shares of beneficial interest, unlimited shares authorized        $ 172,178         $ 510,083         $   --        $ 682,261
Accumulated net investment income (loss)                                 (4)              (13)            --              (17)
Accumulated net realized gain (loss) from
 investment securities                                             (117,206)         (329,214)            --         (446,420)
Net unrealized appreciation (depreciation) on
  investment securities                                              13,064            38,647             --           51,711
                                                                  ---------         ---------         ------        ---------

NET ASSETS                                                        $  68,032         $ 219,503         $   --        $ 287,535
                                                                  =========         =========         ======        =========

SHARES OUTSTANDING:
  Class A                                                             2,439            24,754          1,344 (a)       28,537
  Class B                                                             3,700             9,069          1,995 (a)       14,764
  Class C                                                               785             1,658            424 (a)        2,867
  Class L                                                                98                83             53 (a)          234
  Class M                                                               522             1,650            283 (a)        2,455
NET ASSET VALUE PER SHARE:
  Class A                                                         $    9.23         $    5.95         $   --        $    5.95
  Class B                                                              8.91              5.79             --             5.79
  Class C                                                              8.91              5.79             --             5.79
  Class L                                                              8.91              5.79             --             5.79
  Class M                                                              8.96              5.81             --             5.81
MAXIMUM OFFERING PRICE PER SHARE (1):
  Class A                                                         $    9.77         $    6.30         $   --        $    6.30
  Class M                                                              9.05              5.87             --             5.87



(1) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

Amounts shown as " -- " represent amounts that are zero or those that round to less than $1,000.

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX PBHG MID CAP GROWTH AND IDEX TRANSAMERICA GROWTH OPPORTUNITIES

PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2003
(ALL AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                    IDEX              IDEX
                                                                    PBHG          Transamerica                    Consolidated
                                                                   Mid Cap           Growth                         Pro Forma
                                                                   Growth         Opportunities     Adjustments       Fund
                                                                  ---------       -------------     -----------   ------------
INVESTMENT INCOME:
  Interest                                                        $      12         $      55         $   --        $      67
  Dividends                                                              68               685             --              753
  Income from loaned securities--net                                     31                30             --               61
                                                                  ---------         ---------         ------        ---------
                                                                        111               770             --              881
                                                                  ---------         ---------         ------        ---------
EXPENSES:
  Management and advisory fees                                          440               957             --            1,397
  Transfer agent fees                                                   813               905             --            1,718
  Printing and shareholder reports                                      114               130             --              244
  Custody fees                                                           29                22            (24) (b)          27
  Administration fees                                                    27                36            (26) (c)          37
  Legal fees                                                              3                 5             --                8
  Auditing and accounting fees                                           59                30            (30) (d)          59
  Trustees fees                                                           4                 9             --               13
  Registration fees                                                     149                98             --              247
  Other                                                                  24                22             --               46
  Distribution and service fees:
    Class A                                                              66               250             --              316
    Class B                                                             266               346             --              612
    Class C                                                              59                66             --              125
    Class L                                                               2                 3             --                5
    Class M                                                              32                59             --               91
                                                                  ---------         ---------         ------        ---------
Total expenses                                                        2,087             2,938            (80)           4,945
Less:
       Advisory fee waiver                                             (893)             (550)            94  (e)      (1,349)
                                                                  ---------         ---------         ------        ---------
Net expenses                                                          1,194             2,388             14            3,596
                                                                  ---------         ---------         ------        ---------

NET INVESTMENT INCOME (LOSS)                                         (1,083)           (1,618)           (14)          (2,715)
                                                                  ---------         ---------         ------        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Realized gain (loss) from investment securities                     3,990            (7,453)            --           (3,463)
  Increase (decrease) in unrealized appreciation
    (depreciation) on investment securities                          11,464            50,490             --           61,954
                                                                  ---------         ---------         ------        ---------

NET GAIN (LOSS) ON INVESTMENT SECURITIES                             15,454            43,037             --           58,491
                                                                  ---------         ---------         ------        ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                                 $  14,371         $  41,419         $  (14)       $  55,776
                                                                  =========         =========         ======        =========


Amounts shown as " -- " represent amounts that are zero or those that round to less than $1,000.

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX PBHG MID CAP GROWTH AND IDEX
TRANSAMERICA GROWTH OPPORTUNITIES

PRO FORMA NOTES TO THE FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)
(unaudited)

NOTE 1 - GENERAL

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of IDEX PBHG Mid Cap Growth (the "Fund") to IDEX Transamerica Growth Opportunities (the "Acquiring Fund") in exchange for Class A, B, C, L and M shares of the Acquiring Fund and the assumption by the Acquiring Fund of substantially all of the liabilities of the Fund as described elsewhere in this proxy statement/prospectus.

The "Pro Forma Fund" as identified in these financial statements represents the combined fund after the merger, with the Acquiring Fund treated as the accounting survivor for financial reporting purposes. Management believes the Acquiring Fund to be the accounting survivor because this fund's investment objective/style, and sub-advisor/fund manager would all remain in tact with the combined fund. In addition, the Acquiring Fund has considerably more assets than the Fund.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Fund for the Class A, B, C, L and M shares of the Acquiring Fund will be treated and accounted for as a tax-free reorganization. The acquisition would be accomplished by an acquisition of the net assets of the Fund in exchange for the Class A, B, C, L and M shares of the Acquiring Fund at net asset value. The unaudited pro forma Schedule of Investments and the unaudited Pro Forma Statement of Assets and Liabilities have been prepared as though the acquisition had been effective on October 31, 2003. The unaudited pro forma Statement of Operations has been prepared as though the acquisition had been effective November 1, 2002 to report operations for the twelve months ended October 31, 2003.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Fund and the Acquiring Fund, which are included in their respective annual reports dated October 31, 2003.

NOTE 2  - PRO FORMA ADJUSTMENTS

The Pro Forma adjustments below reflect the impact of the merger.

(a) To adjust shares outstanding of the Pro Forma Fund based on combining the Fund at the Acquiring Fund's net asset value.

(b)      To remove duplicate Custody fees.

(c)      To remove duplicate Administration fees.

(d)      To remove duplicate Auditing and accounting fees.

(e) To adjust the Reimbursements by the investment advisor as a result of the proposed stated annual expense limit of the Pro Forma Fund at the combined average daily net assets of the Fund and the Acquiring Fund.

No adjustments have been made to investments owned on the Schedules of Investments as the investments of the Pro Forma Fund are not unsuitable nor violate the investment objectives of the Acquiring Fund.

REORGANIZATION BETWEEN IDEX PBHG MID CAP GROWTH AND IDEX
TRANSAMERICA GROWTH OPPORTUNITIES

PRO FORMA NOTES TO THE FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)
(unaudited)

NOTE 3  -  INVESTMENT ADVISORY AND OTHER TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the investment adviser for the Acquiring Fund. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Acquiring Fund's administrator. AFSG Securities Corporation ("AFSG") is the Acquiring Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Acquiring Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. WRL and AUSA are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation. Transamerica Investment Management, LLC is both a sub-adviser of the acquiring fund and an affiliate of the fund.

The following schedule reflects the percentage of the Acquiring Fund's assets owned by affiliated mutual funds (i.e. through the assets allocation funds)

                                                  Net               % of
                                                Assets           Net Assets
                                                ------           ----------
IDEX Asset Allocation
  Conservative Portfolio                        10,404                 5%
IDEX Asset Allocation Growth                    22,156                10%
IDEX Asset Allocation Moderate
  Growth                                        39,549                18%
IDEX Asset Allocation Moderate                  29,519                13%
                                                                    ----
                                                                      46%

INVESTMENT ADVISORY FEES

The Acquiring Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

         0.80% of the first $500 million of ANA
         0.70% of ANA over $500 million.

If the reorganization is approved, the Acquiring Fund will pay management fees to ATFA based on ANA at the following breakpoints:

         0.80% of the first $250 million of ANA
         0.75% of the next $250 million of ANA
         0.70% of ANA over $500 million.

ATFA currently voluntarily waives its advisory fee and will reimburse the Acquiring Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

         1.40% Expense Limit

If total fund expenses fall below the annual expense limitation agreed to by the adviser within the succeeding three years, the Acquiring Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                                     PART C

                                OTHER INFORMATION


Item 15.      Indemnification

A policy of insurance covering ATFA, its subsidiaries, AFSG and all of the registered investment companies advised by ATFA insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Provisions relating to indemnification of the Registrant's Trustees and employees are included in Registrant's Restatement of Declaration of Trust and Bylaws, which are incorporated herein by reference.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.      Exhibits

(1) Restatement of Declaration of Trust and all amendments are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File 33-2659), Post-Effective Amendment No. 24, as filed with the SEC on November 15, 1996.

(2) Amended and Restated By-Laws are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 24, as filed with the SEC on November 15, 1996.

(3)      Not Applicable

(4) Plan of Reorganization is filed herewith as Exhibit A to the Proxy Statement/Prospectus.

(5)      See Exhibits 1 and 2.

(6) (a) Investment Advisory Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 29, as filed with the SEC on December 15, 1998. (b) Sub-Advisory Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 29, as filed with the SEC on December 15, 1998.

(7) Underwriting Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 51, as filed with the SEC on December 13, 2002.

(8) Trustees Deferred Compensation Plan is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 25, as filed with the SEC on January 31, 1997.

(9) Custodian Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 49, as filed with the SEC on September 12, 2002.

(10) (a) Plans of Distribution under Rule 12b-1 are incorporated by reference to Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 51, as filed with the SEC on December 13, 2002. (b) Amended and Restated Plan for Multiple Classes of Shares is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 43, as filed with the SEC on December 14, 2001.

(11)     Opinion and Consent of Counsel is filed herewith.

(12) Opinion and Consent of Dechert LLP to be filed by post-effective amendment.

(13) Administrative Services Agreement and Transfer Agent Agreement are incorporated herein by reference to Post-Effective Amendment Nos. 49 and 24, respectively, to the Registrant's Registration Statement on Form N-1A (File No 33-2659), as filed with the SEC on September 12, 2002 and November 15, 1996, respectively.

(14)     Consent of Independent Certified Public Accountants is filed herewith.

(15)     Not Applicable

(16) Powers of Attorney for the Registrant are incorporated herein by reference to registrant's Registration Statement filed on Form N-14 (File No. 333-101251) as filed with the SEC on November 15, 2002.

(17)     (a)      Form of proxy card is filed herewith.

         (b) The Registrant's Annual Report, dated October 31, 2003 is incorporated herein by reference.

         (c) Prospectus for IDEX Mutual Funds, dated March 1, 2003 is incorporated herein by reference.

Item 17.      Undertakings

1. The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3. The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of St. Petersburg and state of Florida on the 5h day of February, 2004.

                        IDEX MUTUAL FUNDS

                        /s/ John K. Carter
                        ---------------------------------------------------
                        John K. Carter
                        Senior Vice President, Secretary and General Counsel

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


            Signature                                             Title                                             Date
            ---------                                             -----                                             ----

/s/ Brian C. Scott
----------------------------------
Brian C. Scott*                              Trustee, President and Chief Executive Officer                   February 5, 2004


/s/ Kim D. Day
----------------------------------
Kim D. Day*                                  Vice President, Treasurer and Principal Financial Officer        February 5, 2004

/s/Thomas O'Neill
----------------------------------
Thomas O'Neill*                                                  Trustee                                      February 5, 2004

/s/ Peter R. Brown
----------------------------------
Peter R. Brown*                                                 Chairman                                      February 5, 2004
----------------------------------

/s/ Larry N. Norman
----------------------------------
Larry N. Norman*                                                 Trustee                                      February 5, 2004

/s/ Daniel Calabria
----------------------------------
Daniel Calabria*                                                 Trustee                                      February 5, 2004

/s/ Charles C. Harris
----------------------------------
Charles C. Harris*                                               Trustee                                      February 5, 2004

/s/ William W. Short, Jr.
----------------------------------
William W. Short, Jr.*                                        Vice Chairman                                   February 5, 2004

/s/ Jack E. Zimmerman
----------------------------------
Jack E. Zimmerman*                                               Trustee                                      February 5, 2004

/s/ Leo J. Hill
----------------------------------
Leo J. Hill*                                                     Trustee                                      February 5, 2004

/s/ Janice B. Case
----------------------------------
Janice B. Case*                                                  Trustee                                      February 5, 2004

/s/ Russell A. Kimball, Jr.
----------------------------------
Russell A. Kimball, Jr.*                                         Trustee                                      February 5, 2004

/s/ John K. Carter
----------------------------------
* Signed by John K. Carter, as Attorney in-Fact

                                  Exhibit Index


16.(11) Opinion and Consent of Counsel

16.(14) Consent of Independent Certified Public Accountants

16.(17) Form of Proxy Card



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